SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

TERM SHEET

April 22, 2005

$[400,000,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE4

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE4

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Mortgage Originator

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE4

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Structure Summary

Asset Backed Securities Corporation Home Equity Loan Trust,            Series NC 2005-HE4

Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected Credit Enhancement Percentage	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A1(3)(4)(5)(6)	[400,000,000]	Senior/FLT	[AAA/AAA/Aaa]	[2.26]	[21.85%]	[06/05]	[08/11]
Total	[400,000,000]

Non-Offered Certificates

Class	Approx. Class Size ($)	Tranche Type	Expected Ratings S/F/M(1)	Expected WAL (YRS)(2)	Expected Credit Enhancement Percentage	Expected First Principal Pay(2)	Expected Last Principal Pay(2)
A2(3)	[280,192,000]	Senior/FLT	[AAA/AAA/Aaa]	[2.25]	[21.85%]	[06/05]	[08/11]
A2A(3)	[60,000,000]	Senior/FLT	[AAA/AAA/Aaa]	[1.66]	[21.85%]	[06/05]	[10/09]
A2B(3)	[10,048,000]	Senior/FLT	[AAA/AAA/Aaa]	[5.77]	[21.85%]	[10/09]	[08/11]
M1(3)	[45,600,000]	Mezz/FLT	[AA+/AA+/Aa1]	[4.71]	[17.10%]	[01/09]	[08/11]
M2(3)	[34,080,000]	Mezz/FLT	[AA/AA/Aa2]	[4.57]	[13.55%]	[11/08]	[08/11]
M3(3)	[18,240,000]	Mezz/FLT	[AA-/AA-/Aa3]	[4.50]	[11.65%]	[10/08]	[08/11]
M4(3)	[16,800,000]	Mezz/FLT	[A+/A+/A1]	[4.47]	[9.90%]	[09/08]	[08/11]
M5(3)	[14,880,000]	Mezz/FLT	[A/A/A2]	[4.45]	[8.35%]	[08/08]	[08/11]
M6(3)	[12,480,000]	Mezz/FLT	[A-/A-/A3]	[4.43]	[7.05%]	[08/08]	[08/11]
M7(3)	[12,480,000]	Mezz/FLT	[BBB+/BBB+/Baa1]	[4.41]	[5.75%]	[07/08]	[08/11]
M8(3)	[9,600,000]	Mezz/FLT	[BBB/BBB/Baa2]	[4.40]	[4.75%]	[07/08]	[08/11]
M9(3)	[10,080,000]	Mezz/FLT	[BBB-/BBB-/Baa3]	[4.40]	[3.70%]	[07/08]	[08/11]
M10(3)	[7,200,000]	Mezz/FLT	[BB+/BB+/Ba1]	[4.38]	[2.95%]	[06/08]	[08/11]
M11(3)	[9,600,000]	Mezz/FLT	[BB/BB/Ba2]	[4.33]	[1.95%]	[06/08]	[08/11]
M12(3)	[5,280,000]	Mezz/FLT	[BB/BB/NR]	[4.10]	[1.40%]	[06/08]	[12/10]
Total	[546,560,000]

(1)

Standard & Poor’s, Fitch and Moody’s.

(2)

To 10% optional clean-up call at the Pricing Speed.

(3)

The Certificates will accrue interest at a rate of USD 1 month LIBOR or Euribor plus a margin, subject, to the extent of a default under the Class A1 Swap Agreement, to the related Available Funds Cap.  After the first Distribution Date on which the optional clean-up call is exercisable, the margin on the Class A Certificates will double, the margin on the Class M Certificates will increase 1.5x.

(4)

USD LIBOR / Euribor 1 month not subject to Available Funds Cap as further described herein.

(5)

The Trust will contain a balance guaranteed swap to ensure payments of current USD LIBOR / Euribor without any Available Funds Cap.

(6)

This class may also have the benefit of a U.S. Dollar / Euro swap agreement.

Summary of Terms

Cut-off Date:	May 1, 2005
Expected Pricing:	On or about April [ ], 2005
Mortgage Originator:	New Century Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Expected Settlement:	On or about May 5, 2005 (the “Closing Date")
Legal Final Maturity:	[May 25, 2035]
Servicer:	Select Portfolio Servicing, Inc.
Master Servicer (Hot Back-up):	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association

Swap Counterparty:	Credit Suisse First Boston International (CSFBi)

Swap Counterparty Rating:	Credit Suisse First Boston International (CSFBi) Credit Ratings
	Rating	Standard & Poor’s	Fitch	Moody’s
	Short-Term	[A-1]	[F1+]	[P-1]
	Long-Term	[A+]	[AA-]	[Aa3]

Cap Counterparty:	Credit Suisse First Boston International (CSFBi)
Cap Counterparty Rating:	See Above.
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	[TBD]
Record Date:

With respect to any Distribution Date, for the Class A1, Class A2, Class A2A, Class A2B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11 and Class M12 Certificates, will be the business day immediately preceding the Distribution Date.

Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on June 27, 2005.

Interest Accrual:

Interest on the Class A1, Class A2, Class A2A, Class A2B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11 and Class M12 Certificates will accrue for each period beginning on the prior Distribution Date and ending the day preceding the current Distribution Date; or in the case of the first accrual period from the Closing Date to the day preceding the first Distribution Date.  Interest will be paid on the basis of the actual number of days during the accrual period, with a 360-day year.

ERISA:	The Class A1 Certificates may or may not be ERISA eligible. The Offered Mezzanine Certificates are expected to be ERISA eligible. Other classes may not be ERISA eligible.
SMMEA:	No class of Offered Certificates is expected to be SMMEA eligible.
Tax Status:	Multiple REMICs for federal income tax purposes.
Servicing Fee:	The servicing fee of 0.50% per annum will be paid before current interest on all Certificates.
Trustee Fee:	All compensation to the Trustee will be on interest earned on amounts in the distribution account prior to any Distribution Date.
Optional Redemption:	The Servicer has the right to exercise the 10% optional clean-up call with respect to the mortgage loans.

Certificate Rating:	It is a condition to the issuance of the Offered Certificates that they receive the following ratings:
	[Class / Rating Agency	S&P	Fitch	Moody’s
	A1	AAA	AAA	Aaa
	A2	AAA	AAA	Aaa
	A2A	AAA	AAA	Aaa
	A2B	AAA	AAA	Aaa
	M1	AA+	AA+	Aa1
	M2	AA	AA	Aa2
	M3	AA-	AA-	Aa3
	M4	A+	A+	A1
	M5	A	A	A2
	M6	A-	A-	A3
	M7	BBB+	BBB+	Baa1
	M8	BBB	BBB	Baa2
	M9	BBB-	BBB-	Baa3
	M10	BB+	BB+	Ba1
	M11	BB	BB	Ba2
	M12	BB	BB	NR]

Registration:	Book-entry form through DTC, Euroclear and Clearstream.
Listing:	Irish Stock Exchange
P&I Advances:

Unless the Servicer determines that any proposed advance is not recoverable from future payments or collections on the related mortgage loan, the Servicer will be required to advance scheduled payments of principal and interest on such mortgage loan if such scheduled payment is not received.

Compliance:

It is expected that no mortgage loan will be subject to the Home Ownership Equity Protection Act (Section 32 Loans) or will be in violation of any comparable local, state or federal law.   It is expected that all mortgage loans will have been originated in accordance with applicable local, state or federal law, and will not be considered “High Cost”, as defined in the applicable predatory and abusive lending laws.  CSFB conducts a sample review during due diligence to ensure adherence to these guidelines and the Seller and Mortgage Originator will make representations and warranties to the Trust.

Pricing Speed:

Fixed Rate:

115% PPC: (100% PPC: 4% - 20% CPR over 12 months, remaining at 20% CPR thereafter.)

ARM:

100% PPC: (100% PPC: 4% - 28% CPR over 12 months, remaining at 28% CPR until month 24, remaining at 55% CPR from month 25 to 28, remaining at 35% CPR thereafter.)

Certificates:

Group I Certificates:

Class A1 Certificates

Group II Certificates:

Class A2, Class A2A and Class A2B Certificates

Class A Certificates:

Class A1, Class A2, Class A2A and Class A2B Certificates

Class M Certificates:

Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11 and Class M12 Certificates

Offered Certificates:

Class A Certificates and Class M Certificates, other than the Class M10, Class M11 and Class M12 Certificates

Interest Distributions:

The Interest Remittance Amounts will generally be allocated in the following priority:

1.

To the Cap Counterparty, the cap fees.

2.

To the Swap Counterparty, the swap fee or the swap termination payment, as applicable.

3.

Pari-pasu to the Group I Certificates and Group II Certificates current interest plus unpaid interest shortfalls, if any.

4.

To the Class M1 Certificates current interest.

5.

To the Class M2 Certificates current interest.

6.

To the Class M3 Certificates current interest.

7.

To the Class M4 Certificates current interest.

8.

To the Class M5 Certificates current interest.

9.

To the Class M6 Certificates current interest.

10.

To the Class M7 Certificates current interest.

11.

To the Class M8 Certificates current interest.

12.

To the Class M9 Certificates current interest.

13.

To the Class M10 Certificates current interest.

14.

To the Class M11 Certificates current interest.

15.

To the Class M12 Certificates current interest.

Group I Interest Remittance Amount:

With respect to any Distribution Date the Group I Interest Remittance amount is an amount equal to (a) the sum of (i) the portion of Available Funds attributable to Group I interest and (ii) compensating interest paid by the Servicer, less (b) the Servicing Fee.

Group II Interest Remittance Amount:

With respect to any Distribution Date the Group II Interest Remittance amount is an amount equal to (a) the sum of (i) the portion of Available Funds attributable to Group II interest and (ii) compensating interest paid by the Servicer, less (b) the Servicing Fee.

Principal Distributions:

Collections of principal before the Stepdown Date, or if a Trigger Event exists, will be allocated in the following priority:

1.

To the Swap Counterparty, any unpaid termination payments (to the extent that Available Funds attributable to interest are insufficient).

2.

Pay the Class A Certificates to zero. The Class A1 Certificates will be paid the Group I Percentage of the total principal remittance amount until its certificate principal balance has been reduced to zero.  The Class A2 Certificates, Class A2A Certificates and Class A2B Certificates will be paid the Group II Percentage of the total Principal Remittance Amount, pro rata, based on their certificate principal balances, until their certificate principal balances have been reduced to zero; provided however, that the portion allocable to the Class A2B Certificates will be distributed to the Class A2A Certificates, until the certificate principal balance of the Class A2A Certificates has been reduced to zero; provided further, that on any Distribution Date on or after which the Class M Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group II Mortgage Loans, to the Class A2 Certificates the Group II Percentage of the total principal remittance amount until its certificate principal balance has been reduced to zero and then to the Class A2A Certificates and Class A2B Certificates, pro rata, based on their respective certificate principal balances, the Group II Percentage of the total principal remittance amount until their certificate principal balances have been reduced to zero.  After the aggregate certificate principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

3.

Pay the principal remittance amount to the Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class M10, Class M11 and Class M12 Certificates sequentially to zero.

Collections of principal on and after the Stepdown Date, and if a Trigger Event does not exist, will be allocated in the following priority:

1.

To the Swap Counterparty, any unpaid termination payments (to the extent that Available Funds attributable to interest are insufficient).

2.

Pay the Class A Certificates to their target enhancement level (the “Class A Principal Distribution Amount”).  The Class A1 Certificates will be paid the Group I Percentage of the Class A Principal Distribution Amount until its certificate principal balance has been reduced to zero.  The Class A2 Certificates, Class A2A Certificates and the Class A2B Certificates will be paid the Group II Percentage of the Class A Principal Distribution Amount, pro rata, until their certificate principal balance has been reduced to zero; provided however, that the portion allocable to the Class A2B Certificates will be distributed to the Class A2A Certificates, until the certificate principal balance of the Class A2A Certificates has been reduced to zero; provided further, that beginning on the first Distribution Date on or after which the Class M Certificates have been reduced to zero and the excess interest and overcollateralization amounts for such Distribution Date are insufficient to cover realized losses on the Group II Mortgage Loans, to the Class A2 Certificates the Group II Percentage of the Class A Principal Distribution Amount until its certificate principal balance has been reduced to zero and then to the Class A2A Certificates and Class A2B Certificates, pro rata, based on their respective certificate principal balances, the Group II Percentage of the Class A Principal Distribution Amount until their certificate principal balances have been reduced to zero.  After the certificate principal balance of either group of Class A Certificates has been reduced to zero, any remaining amounts will be distributed to the other group, if outstanding, in the same priority described above.

3.

Pay the Class M1 Certificates to their targeted enhancement level.

4.

Pay the Class M2 Certificates to their targeted enhancement level.

5.

Pay the Class M3 Certificates to their targeted enhancement level.

6.

Pay the Class M4 Certificates to their targeted enhancement level.

7.

Pay the Class M5 Certificates to their targeted enhancement level.

8.

Pay the Class M6 Certificates to their targeted enhancement level.

9.

Pay the Class M7 Certificates to their targeted enhancement level.

10.

Pay the Class M8 Certificates to their targeted enhancement level.

11.

Pay the Class M9 Certificates to their targeted enhancement level.

12.

Pay the Class M10 Certificates to their targeted enhancement level.

13.

Pay the Class M11 Certificates to their targeted enhancement level.

14.

Pay the Class M12 Certificates to their targeted enhancement level.

Class A2A Certificates and Class A2B Certificates:

The Class A2A Certificates and Class A2B Certificates will receive principal payments sequentially but will act as first loss certificates for the Group II Certificates.  In the event that losses reach the Class A Certificates, the losses allocated to the Group II Certificates will be absorbed, pro rata, by the Class A2A Certificates and Class A2B Certificates and then the Class A2 Certificates.

Group I Percentage:	The principal remittance amount for the Group I Collateral divided by the principal remittance amount for the total collateral.
Group II Percentage:	The principal remittance amount for the Group II Collateral divided by the principal remittance amount for the total collateral.
Overcollateralization Provisions:

Any Net Monthly Excess Cashflow will be paid as follows:

1.

To the Certificates to maintain the Overcollateralization Amount at the target level.

2.

Unpaid Interest Shortfalls and Unpaid Realized Losses, in that order, sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates, Class M11 Certificates and Class M12 Certificates, in that order.

3.

To the Swap Counterparty, as reimbursement for amounts paid under the Class A1 Swap Agreement, the excess of the amount of interest due to the Class A1 Certificates at the current certificate interest rate over the amount of interest due to the Class A1 Certificates assuming the rate is the related Available Funds Cap.

4.

Reimbursement for prepayment interest shortfalls, first to the Class A Certificates, then sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates, Class M11 Certificates and Class M12 Certificates, in that order.

5.

To the Swap Counterparty, the aggregate of the unpaid amounts calculated in step 3 above for each prior period.

6.

Carry Forward Amount sequentially to the Class M1 Certificates, Class M2 Certificates, Class M3 Certificates, Class M4 Certificates, Class M5 Certificates, Class M6 Certificates, Class M7 Certificates, Class M8 Certificates, Class M9 Certificates, Class M10 Certificates, Class M11 Certificates and the Class M12 Certificates, in that order.

Group I Net WAC Rate	The Group I weighted average mortgage rate less the Servicing Fee rate.
Group II Net WAC Rate	The Group II weighted average mortgage rate less the Servicing Fee rate.
Available Funds Cap:

The Group II Certificates will generally be subject to their related Available Funds Cap equal to their related group Net WAC Rate less the related Cap Fee rate (expressed as a percentage of their groups respective outstanding collateral balance).

The Class M Certificates will generally be subject to their related Available Funds Cap equal to (a) the weighted average (weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current certificate principal balance of the related Class A Certificates), of the Available Funds Cap for each of Group I and Group II less the related Cap Fee rate and the Swap Fee rate (expressed as a percentage of the aggregate principal balance of the Mortgage Loans less the current certificate principal balance of the Class A Certificates).

These amounts will be adjusted by a fraction equal to the numerator of which is the actual number of days elapsed from and including the previous Distribution Date to but excluding the current Distribution Date and the denominator of which is 360.

Available Funds Cap Carry Forward:

If interest collections on a Distribution Date are insufficient to make interest payments based upon LIBOR plus the related margin to the Class A2, Class A2A, Class A2B and each class of Class M Certificates due to the related Available Funds Cap, the excess of LIBOR plus the related margin over the related Available Funds Cap will be carried forward and paid to the Class A2, Class A2A, Class A2B and each class of Class M Certificates on the next Distribution Date (a “Carry Forward Amount”).  The Class A1 Certificates will be an uncapped LIBOR floating class, provided however, that if a swap default has occurred and is continuing and interest collections on a Distribution Date are insufficient to make interest payments based upon LIBOR plus the related margin to the Class A1 Certificates due to the related Available Funds Cap, the excess of LIBOR plus the related margin over the related Available Funds Cap will be carried forward and paid to the Class A1 Certificates on the next Distribution Date (a “Carry Forward Amount”).  Carry Forward Amounts at the next Distribution Date will include interest on the Carry Forward Amount, calculated at the applicable certificate rate.

Class A1 Uncapped LIBOR Floating Class:

To enable the Class A1 Certificates to be offered as an uncapped LIBOR floating class rather than a capped LIBOR floating class, the Trust will contain a Swap Agreement to provide interest payments in excess of the related Available Funds Cap.

Class A1 Swap Agreement:

The Trust will enter into a swap agreement ("Class A1 Swap Agreement") with the Swap Counterparty to hedge basis risk shortfalls for interest due on the Class A1 Certificates.

Unless earlier terminated, the Swap Agreement expires on the Distribution Date occurring in [May 2035].

On each Distribution Date, the notional amount of the Class A1 Swap Agreement will equal the certificate principal balance of the Class A1 Certificates as of the first day of the related Interest Accrual Period.

The Class A1 Swap Agreement will fund amounts resulting from the mismatches between interest calculations at the collateral level and at the Class A1 Certificate level.

The Swap Agreement will not cover any credit-related interest losses on the Mortgage Loans, Relief Act Shortfalls or Prepayment Interest Shortfalls.

Swap Counterparty Downgrade Provisions:

If the Swap Counterparty's ratings fall below:

•

a short-term credit rating of “[A-1]” by Standard & Poor's; or

•

a short-term credit rating of “[P-1”] and long-term credit rating of “[A1]” by Moody's;

the Swap Counterparty is required, at its cost, to perform, in a manner satisfactory to the Rating Agencies, in order to confirm that the ratings on the Class A1 Certificates will be the same as the ratings in effect prior to such downgrade of the Swap Counterparty, one or more actions, including, but not limited to:

•

furnishing a guarantee from a guarantor rated greater than or equal to “[A+]” by Standard & Poor's and “[Aa3]” by Moody's.;

•

post collateral according to the terms of the Class A1 Swap Agreement; or

•

replacing the Swap Counterparty with a party that has a rating greater than or equal to “[A+]” by Standard & Poor's and “[A1]” and    “[P-1]” by Moody's.

Replacement of a Swap Agreement following Termination:

If the credit ratings of the Swap Counterparty are downgraded to a rating level below [“BBB-“] by Standard & Poor’s, [“A3”] or [“P-2”] by Moody’s, or [“A+”] or [“F1”] by Fitch, then the Swap Counterparty must, in a manner satisfactory to the Rating Agencies in order to confirm that the ratings on the Class A1 Certificates will be the same as the ratings in effect prior to such downgrade, seek to replace itself with a substitute counterparty, but only on the conditions specified in the Pooling and Servicing Agreement.

Class A1 Certificate Description

1.

Interest payments from Underlying Mortgage Loans remitted to the ABSC HEL Trust, Series NC 2005-HE4 (the “Trust”).

2.

The Trust may enter into a currency swap to offer a Euro denominated tranche.

3.

Trust pays the Swap Counterparty LIBOR + Class A1 Margin + swap fee (subject to the related Available Funds Cap), Swap Counterparty pays Trust LIBOR + Class A1 Margin uncapped [or swap termination payment].

4.

Pay Uncapped Interest on the Class A1 Certificates and interest on the Class A2, Class A2A and Class A2B Certificates to the related Available Funds Cap in order of priority.

5.

Pay Interest on the Mezzanine Certificates to the related Available Funds Cap in order of priority.

6.

If LIBOR plus the related margin exceeds the related Available Funds Cap, Carry Forward Amounts will result.

7.

The Swap Counterparty will receive from Excess Cashflow the difference between LIBOR + Class A1 margin uncapped and the related Available Funds Cap.

8.

If Excess Cashflow remains after paying the Swap Counterparty amounts in excess of the related Available Funds Cap, pay the Class A2, Class A2A, Class A2B and Mezzanine Certificates the Carry Forward Amounts in order of priority.

Overcollateralization:

Overcollateralization will be fully-funded at [1.40%] of the aggregate original principal balance of the mortgage loans, stepping down on the Stepdown Date, provided a Trigger Event is not in effect, to [2.80%] of the aggregate outstanding principal balance of the mortgage loans, subject to the Overcollateralization Floor.  If a Trigger Event is in effect, the Overcollateralization Target Amount will equal the Target Amount for the immediately preceding period.

Overcollateralization Floor: 0.50% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

Stepdown Date:

The earlier of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero, and (ii) the later to occur of (x) the Distribution Date in [June 2008] and (y) the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to [43.70%].

Credit Enhancement:

Enhancement Percentages
	Class A	Class M1	Class M2	Class M3	Class M4	Class M5	Class M6
Initially
(as % of the aggregate original principal balance)
Subordination	20.45%	15.70%	12.15%	10.25%	8.50%	6.95%	5.65%
Overcollateralization	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Total Enhancement	21.85%	17.10%	13.55%	11.65%	9.90%	8.35%	7.05%

After Anticipated Stepdown
(as % of the aggregate original principal balance)
Subordination	40.90%	31.40%	24.30%	20.50%	17.00%	13.90%	11.30%
Overcollateralization	2.80%	2.80%	2.80%	2.80%	2.80%	2.80%	2.80%
Total Enhancement	43.70%	34.20%	27.10%	23.30%	19.80%	16.70%	14.10%

Enhancement Percentages
	Class M7	Class M8	Class M9	Class M10	Class M11	Class M12
Initially
(as % of the aggregate original principal balance)
Subordination	4.35%	3.35%	2.30%	1.55%	0.55%	0.00%
Overcollateralization	1.40%	1.40%	1.40%	1.40%	1.40%	1.40%
Total Enhancement	5.75%	4.75%	3.70%	2.95%	1.95%	1.40%

After Anticipated Stepdown
(as % of the aggregate original principal balance)
Subordination	8.70%	6.70%	4.60%	3.10%	1.10%	0.00%
Overcollateralization	2.80%	2.80%	2.80%	2.80%	2.80%	2.80%
Total Enhancement	11.50%	9.50%	7.40%	5.90%	3.90%	2.80%

Coupon Step-Ups:

On the Distribution Date after the earliest date on which the optional clean-up call can be exercised, the margin on the Class A Certificates will double and the margin on the Class M Certificates will increase by 1.5x.

Cap Contract:

The Trust will include two Cap Contracts, one for the benefit of the Class M Certificates and another for the benefit of the Class A2, Class A2A and Class A2B Certificates.  The notional balance, strike and ceiling rate of each Cap Contract for any Distribution Date will be based on the applicable amount specified in the charts on Pages 13.  In exchange for a monthly fee (“Cap Fee”) (for only 30 periods), the counterparty will be obligated to make monthly payments to the Trust when one-month LIBOR is equal to, or exceeds the strike rate beginning with the Distribution Date in July 2005.  Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate.  The Cap Contract relating to the Class A2, Class A2A and Class A2B Certificates will terminate after the Distribution Date in [September 2008].  The Cap Contract relating to the Class M Certificates will terminate after the Distribution Date in [March 2008].

Trigger Event:

A Trigger Event is in effect on any Distribution Date on or after the Stepdown Date, if either (i) the percentage of mortgage loans greater than 60 days or more delinquent exceeds [40.00%] of the Credit Enhancement Percentage or (ii) the cumulative realized losses as a percentage of the mortgage loans, as of the Cut-off Date are greater than:

Distribution Date –Update	Percentage
[June 2007 – May 2008]	[1.50%] for the first month, plus an additional 1/12th of [1.25%] for each month thereafter.
[June 2008 – May 2009]	[2.75%] for the first month, plus an additional 1/12th of [1.50%] for each month thereafter.
[June 2009 – May 2010]	[4.25%] for the first month, plus an additional 1/12th of [1.00%] for each month thereafter.
[June 2010 – May 2011]	[5.25%] for the first month, plus an additional 1/12th of [0.75%] for each month thereafter.
[June 2011 and thereafter]	[6.00%]

Group II Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	21	189,568,820	6.25	9.79
2	346,681,985	6.46	9.79	22	181,868,705	6.95	9.79
3	342,301,584	6.25	9.79	23	174,329,299	7.37	9.79
4	337,103,736	6.25	9.79	24	158,774,222	7.61	9.79
5	331,097,874	6.47	9.79	25	144,180,881	7.35	9.79
6	324,298,013	6.25	9.79	26	130,487,961	7.59	9.79
7	316,722,789	6.47	9.79	27	117,665,122	7.32	9.79
8	308,395,472	6.25	9.79	28	110,533,800	7.33	9.79
9	299,343,934	6.25	9.79	29	103,643,757	8.67	9.79
10	289,600,570	6.94	9.79	30	96,995,159	8.38	9.79
11	279,224,648	6.25	9.79	31	90,570,966	8.66	9.79
12	269,126,275	6.47	9.79	32	84,363,477	8.39	9.79
13	259,298,027	6.25	9.79	33	78,365,260	8.38	9.79
14	249,732,679	6.47	9.79	34	72,569,141	8.97	9.79
15	240,423,198	6.25	9.79	35	66,968,193	9.48	9.79
16	231,362,740	6.25	9.79	36	61,555,393	9.79	9.79
17	222,544,645	6.47	9.79	37	56,324,641	9.46	9.79
18	213,962,430	6.25	9.79	38	56,324,641	9.77	9.79
19	205,609,787	6.47	9.79	39	56,324,641	9.44	9.79
20	197,480,576	6.25	9.79	40	56,324,641	9.43	9.79

Class M Certificates Cap Contract

Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)	Month	Notional Balance ($)	Strike Rate (%)	Ceiling Rate (%)
1	NA	NA	NA	19	196,320,000	5.80	8.65
2	196,320,000	5.80	8.65	20	196,320,000	5.59	8.65
3	196,320,000	5.58	8.65	21	196,320,000	5.59	8.65
4	196,320,000	5.58	8.65	22	196,320,000	6.29	8.65
5	196,320,000	5.80	8.65	23	196,320,000	6.68	8.65
6	196,320,000	5.58	8.65	24	196,320,000	6.93	8.65
7	196,320,000	5.80	8.65	25	196,320,000	6.67	8.65
8	196,320,000	5.58	8.65	26	196,320,000	6.91	8.65
9	196,320,000	5.58	8.65	27	196,320,000	6.65	8.65
10	196,320,000	6.27	8.65	28	196,320,000	6.66	8.65
11	196,320,000	5.58	8.65	29	196,320,000	7.98	8.65
12	196,320,000	5.80	8.65	30	196,320,000	7.69	8.65
13	196,320,000	5.58	8.65	31	196,320,000	7.97	8.65
14	196,320,000	5.80	8.65	32	196,320,000	7.76	8.65
15	196,320,000	5.59	8.65	33	196,320,000	7.76	8.65
16	196,320,000	5.59	8.65	34	196,320,000	8.36	8.65
17	196,320,000	5.80	8.65
18	196,320,000	5.59	8.65

Bond Sensitivity Tables

To Call

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.96	4.50	2.77	2.26	1.40	1.25	1.14
Mod Durn	13.64	4.00	2.58	2.14	1.36	1.22	1.11
Principal Window	1 - 343	1 - 155	1 - 92	1 - 75	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	18.97	4.45	2.74	2.25	1.39	1.25	1.14
Mod Durn	13.63	3.96	2.56	2.13	1.36	1.22	1.11
Principal Window	1 - 343	1 - 155	1 - 92	1 - 75	1 - 32	1 - 26	1 - 25

Class A2A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	17.39	3.20	2.02	1.66	1.23	1.10	0.99
Mod Durn	12.76	2.97	1.93	1.60	1.20	1.08	0.97
Principal Window	1 - 329	1 - 109	1 - 65	1 - 53	1 - 25	1 - 23	1 - 22

Class A2B

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.36	11.89	7.07	5.77	2.37	2.12	2.02
Mod Durn	18.42	9.82	6.30	5.25	2.28	2.05	1.95
Principal Window	329 - 343	109 - 155	65 - 92	53 - 75	25 - 32	23 - 26	22 – 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.24	4.71	3.86	3.24	2.68
Mod Durn	17.26	7.31	4.75	4.33	3.61	3.06	2.55
Principal Window	270 - 343	50 - 155	40 - 92	44 - 75	32 - 48	26 - 39	25 - 34

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.21	4.57	4.05	3.29	2.89
Mod Durn	17.19	7.30	4.72	4.20	3.77	3.11	2.74
Principal Window	270 - 343	50 - 155	39 - 92	42 - 75	47 - 48	37 - 39	34 - 34

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.20	4.50	3.85	3.11	2.84
Mod Durn	17.13	7.28	4.70	4.14	3.60	2.94	2.70
Principal Window	270 - 343	50 - 155	39 - 92	41 - 75	43 - 48	35 - 39	32 - 34

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.19	4.47	3.66	2.97	2.71
Mod Durn	16.83	7.23	4.67	4.10	3.42	2.81	2.58
Principal Window	270 - 343	50 - 155	38 - 92	40 - 75	41 - 48	33 - 39	30 - 34

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.18	4.45	3.53	2.87	2.61
Mod Durn	16.80	7.22	4.66	4.07	3.30	2.72	2.49
Principal Window	270 - 343	50 - 155	38 - 92	39 - 75	39 - 48	31 - 39	29 - 34

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.18	4.43	3.45	2.80	2.55
Mod Durn	16.74	7.21	4.66	4.05	3.22	2.65	2.43
Principal Window	270 - 343	50 - 155	38 - 92	39 - 75	37 - 48	30 - 39	28 - 34

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.18	4.41	3.37	2.75	2.51
Mod Durn	15.71	7.02	4.57	3.98	3.12	2.58	2.37
Principal Window	270 - 343	50 - 155	37 - 92	38 - 75	36 - 48	29 - 39	27 - 34

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.17	4.40	3.32	2.70	2.46
Mod Durn	15.50	6.98	4.55	3.95	3.07	2.53	2.32
Principal Window	270 - 343	50 - 155	37 - 92	38 - 75	36 - 48	29 - 39	27 - 34

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.40	8.59	5.17	4.40	3.27	2.68	2.44
Mod Durn	14.82	6.84	4.49	3.91	3.00	2.49	2.28
Principal Window	270 - 343	50 - 155	37 - 92	38 - 75	35 - 48	28 - 39	26 - 34

Bond Sensitivity Tables

To Maturity

Class A1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.00	4.84	3.01	2.44	1.40	1.25	1.14
Mod Durn	13.66	4.20	2.76	2.28	1.36	1.22	1.11
Principal Window	1 - 358	1 - 306	1 - 218	1 - 173	1 - 32	1 - 26	1 - 25

Class A2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	19.01	4.76	2.96	2.41	1.39	1.25	1.14
Mod Durn	13.65	4.14	2.71	2.25	1.36	1.22	1.11
Principal Window	1 - 358	1 - 303	1 - 213	1 - 170	1 - 32	1 - 26	1 - 25

Class A2A

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	17.39	3.20	2.02	1.66	1.23	1.10	0.99
Mod Durn	12.76	2.97	1.93	1.60	1.20	1.08	0.97
Principal Window	1 - 329	1 - 109	1 - 65	1 - 53	1 - 25	1 - 23	1 - 22

Class A2B

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	28.69	14.03	8.58	6.94	2.37	2.12	2.02
Mod Durn	18.56	11.07	7.38	6.14	2.28	2.05	1.95
Principal Window	329 - 358	109 - 303	65 - 213	53 - 170	25 - 32	23 - 26	22 - 25

Class M1

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	9.46	5.84	5.17	6.06	5.16	4.12
Mod Durn	17.30	7.80	5.17	4.67	5.41	4.68	3.80
Principal Window	270 - 357	50 - 276	40 - 183	44 - 145	32 - 122	26 - 102	25 - 87

Class M2

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	9.43	5.79	5.00	4.62	3.72	3.42
Mod Durn	17.24	7.78	5.13	4.53	4.25	3.48	3.22
Principal Window	270 - 356	50 - 265	39 - 172	42 - 137	47 - 93	37 - 77	35 - 65

Class M3

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	9.40	5.75	4.92	4.14	3.36	3.06
Mod Durn	17.18	7.75	5.10	4.46	3.84	3.16	2.89
Principal Window	270 - 356	50 - 254	39 - 162	41 - 129	43 - 87	35 - 72	32 - 61

Class M4

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.53	9.37	5.71	4.87	3.94	3.21	2.91
Mod Durn	16.88	7.67	5.04	4.40	3.65	3.01	2.75
Principal Window	270 - 355	50 - 246	38 - 156	40 - 124	41 - 83	33 - 68	30 - 58

Class M5

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.52	9.33	5.68	4.83	3.79	3.10	2.80
Mod Durn	16.84	7.65	5.02	4.36	3.52	2.91	2.65
Principal Window	270 - 355	50 - 237	38 - 149	39 - 119	39 - 79	31 - 65	29 - 55

Class M6

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.52	9.29	5.65	4.78	3.69	3.01	2.72
Mod Durn	16.78	7.61	4.99	4.31	3.43	2.83	2.58
Principal Window	270 - 354	50 - 228	38 - 142	39 - 113	37 - 75	30 - 62	28 - 52

Class M7

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.51	9.22	5.59	4.73	3.58	2.94	2.66
Mod Durn	15.74	7.36	4.85	4.21	3.30	2.74	2.50
Principal Window	270 - 353	50 - 218	37 - 135	38 - 107	36 - 71	29 - 58	27 - 50

Class M8

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.50	9.14	5.53	4.66	3.51	2.86	2.59
Mod Durn	15.53	7.27	4.79	4.15	3.22	2.66	2.43
Principal Window	270 - 352	50 - 207	37 - 126	38 - 101	36 - 66	29 - 54	27 - 46

Class M9

Fixed	0% PPC	50% PPC	85% PPC	115% PPC	150% PPC	175% PPC	200% PPC
ARMs	0% PPC	50% PPC	85% PPC	100% PPC	150% PPC	175% PPC	200% PPC
WAL	26.49	9.02	5.44	4.60	3.41	2.80	2.54
Mod Durn	14.84	7.07	4.67	4.05	3.11	2.59	2.37
Principal Window	270 - 350	50 - 195	37 - 118	38 - 95	35 - 62	28 - 51	26 - 43

Excess Spread (1) (2)

Period	Date	Static LIBOR (%)	Forward LIBOR (%)	Period	Date	Static LIBOR (%)	Forward LIBOR (%)
1	25-Jun-05	1.12	1.12	39	25-Aug-08	4.65	3.82
2	25-Jul-05	3.40	3.24	40	25-Sep-08	4.67	3.81
3	25-Aug-05	3.29	3.00	41	25-Oct-08	4.81	4.11
4	25-Sep-05	3.29	2.91	42	25-Nov-08	4.70	3.92
5	25-Oct-05	3.40	2.84	43	25-Dec-08	4.81	4.05
6	25-Nov-05	3.28	2.69	44	25-Jan-09	4.70	3.86
7	25-Dec-05	3.39	2.73	45	25-Feb-09	4.70	3.85
8	25-Jan-06	3.28	2.54	46	25-Mar-09	5.04	4.34
9	25-Feb-06	3.28	2.44	47	25-Apr-09	4.69	3.88
10	25-Mar-06	3.61	2.83	48	25-May-09	4.81	4.04
11	25-Apr-06	3.27	2.38	49	25-Jun-09	4.69	3.86
12	25-May-06	3.38	2.46	50	25-Jul-09	4.80	4.02
13	25-Jun-06	3.26	2.23	51	25-Aug-09	4.68	3.84
14	25-Jul-06	3.37	2.27	52	25-Sep-09	4.68	3.82
15	25-Aug-06	3.26	2.02	53	25-Oct-09	4.79	4.01
16	25-Sep-06	3.25	1.91	54	25-Nov-09	4.67	3.82
17	25-Oct-06	3.36	1.98	55	25-Dec-09	4.78	3.97
18	25-Nov-06	3.25	1.73	56	25-Jan-10	4.66	3.78
19	25-Dec-06	3.35	1.82	57	25-Feb-10	4.65	3.76
20	25-Jan-07	3.24	1.58	58	25-Mar-10	4.99	4.27
21	25-Feb-07	3.23	1.53	59	25-Apr-10	4.65	3.79
22	25-Mar-07	3.57	2.00	60	25-May-10	4.77	3.95
23	25-Apr-07	4.36	2.61	61	25-Jun-10	4.65	3.76
24	25-May-07	4.45	2.77	62	25-Jul-10	4.77	3.91
25	25-Jun-07	4.32	2.62	63	25-Aug-10	4.66	3.73
26	25-Jul-07	4.41	2.80	64	25-Sep-10	4.66	3.72
27	25-Aug-07	4.27	2.64	65	25-Oct-10	4.77	3.93
28	25-Sep-07	4.27	2.68	66	25-Nov-10	4.66	3.74
29	25-Oct-07	4.73	3.87	67	25-Dec-10	4.77	3.90
30	25-Nov-07	4.60	3.73	68	25-Jan-11	4.66	3.72
31	25-Dec-07	4.71	3.90	69	25-Feb-11	4.66	3.71
32	25-Jan-08	4.63	3.79	70	25-Mar-11	5.00	4.22
33	25-Feb-08	4.62	3.79	71	25-Apr-11	4.67	3.73
34	25-Mar-08	4.85	4.12	72	25-May-11	4.78	3.90
35	25-Apr-08	4.66	3.95	73	25-Jun-11	4.67	3.71
36	25-May-08	4.76	4.09	74	25-Jul-11	4.79	3.88
37	25-Jun-08	4.63	3.89	75	25-Aug-11	4.68	3.70
38	25-Jul-08	4.74	3.98

(1)

Assumes the pricing speed.

(2)

Calculated as (a) interest collections on the collateral (net of the Servicing Fee and Cap Fees), less total interest on the Certificates divided by (b) collateral balance as of the beginning period, times twelve.

Group II Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jun-05	NA	39	25-Aug-08	10.00
2	25-Jul-05	10.00	40	25-Sep-08	10.00
3	25-Aug-05	10.00	41	25-Oct-08	11.08
4	25-Sep-05	10.00	42	25-Nov-08	10.70
5	25-Oct-05	10.00	43	25-Dec-08	11.05
6	25-Nov-05	10.00	44	25-Jan-09	10.67
7	25-Dec-05	10.00	45	25-Feb-09	10.66
8	25-Jan-06	10.00	46	25-Mar-09	11.79
9	25-Feb-06	10.00	47	25-Apr-09	11.37
10	25-Mar-06	10.00	48	25-May-09	11.73
11	25-Apr-06	10.00	49	25-Jun-09	11.33
12	25-May-06	10.00	50	25-Jul-09	11.69
13	25-Jun-06	10.00	51	25-Aug-09	11.30
14	25-Jul-06	10.00	52	25-Sep-09	11.28
15	25-Aug-06	10.00	53	25-Oct-09	11.70
16	25-Sep-06	10.00	54	25-Nov-09	11.30
17	25-Oct-06	10.00	55	25-Dec-09	11.66
18	25-Nov-06	10.00	56	25-Jan-10	11.26
19	25-Dec-06	10.00	57	25-Feb-10	11.24
20	25-Jan-07	10.00	58	25-Mar-10	12.43
21	25-Feb-07	10.00	59	25-Apr-10	11.25
22	25-Mar-07	10.00	60	25-May-10	11.60
23	25-Apr-07	10.00	61	25-Jun-10	11.21
24	25-May-07	10.00	62	25-Jul-10	11.56
25	25-Jun-07	10.00	63	25-Aug-10	11.17
26	25-Jul-07	10.00	64	25-Sep-10	11.15
27	25-Aug-07	10.00	65	25-Oct-10	11.50
28	25-Sep-07	10.00	66	25-Nov-10	11.11
29	25-Oct-07	10.00	67	25-Dec-10	11.46
30	25-Nov-07	10.00	68	25-Jan-11	11.07
31	25-Dec-07	10.00	69	25-Feb-11	11.05
32	25-Jan-08	10.00	70	25-Mar-11	12.21
33	25-Feb-08	10.00	71	25-Apr-11	11.01
34	25-Mar-08	10.00	72	25-May-11	11.36
35	25-Apr-08	10.00	73	25-Jun-11	10.97
36	25-May-08	10.00	74	25-Jul-11	11.31
37	25-Jun-08	10.00	75	25-Aug-11	10.93
38	25-Jul-08	10.00

(1)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

Class M Effective Available Funds Cap (“AFC”)

Period	Date	AFC (%) (1)	Period	Date	AFC (%) (1)
1	25-Jun-05	NA	39	25-Aug-08	9.65
2	25-Jul-05	9.50	40	25-Sep-08	9.66
3	25-Aug-05	9.50	41	25-Oct-08	11.06
4	25-Sep-05	9.50	42	25-Nov-08	10.69
5	25-Oct-05	9.50	43	25-Dec-08	11.03
6	25-Nov-05	9.50	44	25-Jan-09	10.66
7	25-Dec-05	9.50	45	25-Feb-09	10.64
8	25-Jan-06	9.50	46	25-Mar-09	11.79
9	25-Feb-06	9.50	47	25-Apr-09	11.34
10	25-Mar-06	9.50	48	25-May-09	11.70
11	25-Apr-06	9.50	49	25-Jun-09	11.30
12	25-May-06	9.50	50	25-Jul-09	11.66
13	25-Jun-06	9.50	51	25-Aug-09	11.27
14	25-Jul-06	9.50	52	25-Sep-09	11.26
15	25-Aug-06	9.50	53	25-Oct-09	11.67
16	25-Sep-06	9.50	54	25-Nov-09	11.28
17	25-Oct-06	9.50	55	25-Dec-09	11.64
18	25-Nov-06	9.50	56	25-Jan-10	11.24
19	25-Dec-06	9.50	57	25-Feb-10	11.22
20	25-Jan-07	9.50	58	25-Mar-10	12.42
21	25-Feb-07	9.50	59	25-Apr-10	11.23
22	25-Mar-07	9.50	60	25-May-10	11.58
23	25-Apr-07	9.50	61	25-Jun-10	11.19
24	25-May-07	9.50	62	25-Jul-10	11.55
25	25-Jun-07	9.50	63	25-Aug-10	11.15
26	25-Jul-07	9.50	64	25-Sep-10	11.14
27	25-Aug-07	9.50	65	25-Oct-10	11.49
28	25-Sep-07	9.50	66	25-Nov-10	11.10
29	25-Oct-07	9.50	67	25-Dec-10	11.45
30	25-Nov-07	9.50	68	25-Jan-11	11.06
31	25-Dec-07	9.50	69	25-Feb-11	11.04
32	25-Jan-08	9.50	70	25-Mar-11	12.20
33	25-Feb-08	9.50	71	25-Apr-11	11.00
34	25-Mar-08	9.50	72	25-May-11	11.35
35	25-Apr-08	9.69	73	25-Jun-11	10.96
36	25-May-08	10.00	74	25-Jul-11	11.31
37	25-Jun-08	9.67	75	25-Aug-11	10.92
38	25-Jul-08	9.98

(2)

Assumes 1 month and 6 month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and is run at the Pricing Speed and includes all cash proceeds from the related Cap. Assumes 1 month and 6 month LIBOR equal 20%.

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28 and 3/27 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28 and 3/27 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four or thirty-six month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through March 2005.  The final pool will be approximately $960,000,000 (+/-10%) and the characteristics noted below are representative of the final pool, but subject to variances based on final delivery.

ABSC 2005-HE4

Characteristics	Total Collateral Summary	ARM Collateral Summary	Fixed Collateral Summary	Interest Only Collateral Summary	Second Lien Collateral Summary	Group I Collateral Summary	Group II Collateral Summary

Current Balance	$966,594,700	$789,272,140	$177,322,560	$168,920,500	$25,032,518	$515,536,962	$451,057,738
Number of Loans	5,360	3,938	1,422	627	477	2,801	2,559
Average Current Balance	$180,335	$200,425	$124,699	$269,411	$52,479	$184,054	$176,263
Interest Only Loans	17.48%	21.40%	0.00%	100.00%	0.00%	22.67%	11.54%
Fixed Rate Loans	18.35%	0.00%	100.00%	0.00%	100.00%	19.33%	17.22%
Adjustable Rate Loans	81.65%	100.00%	0.00%	100.00%	0.00%	80.67%	82.78%
W.A. Coupon	7.240%	7.206%	7.388%	6.719%	10.454%	7.262%	7.214%
W.A. Margin	5.717%	5.717%	0.000%	5.677%	0.000%	5.710%	5.724%
W.A. Initial Rate Adjustment Cap	1.498%	1.498%	0.000%	1.500%	0.000%	1.499%	1.497%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	0.000%	1.500%	0.000%	1.499%	1.497%
W.A. Original LTV/CLTV	79.92%	80.48%	77.41%	82.99%	99.87%	80.56%	79.19%
W.A. DTI	40.40%	40.42%	40.34%	40.52%	41.92%	39.31%	41.66%
W.A. Original Term	357	360	343	360	330	356	357
W.A. Remaining Term	354	358	340	358	328	354	355
W.A. FICO	617	614	627	649	666	617	616
Owner Occupied	95.08%	94.12%	99.34%	99.73%	100.00%	96.26%	93.72%
Prepayment Penalty Percentage	77.08%	73.51%	93.01%	94.68%	81.49%	79.58%	74.22%
First Lien Percentage	97.41%	100.00%	85.88%	100.00%	0.00%	95.14%	100.00%
Second Lien Percentage	2.59%	0.00%	14.12%	0.00%	100.00%	4.86%	0.00%
Top 5 States	CA(37.99%) FL(8.91%) NY(6.45%) NJ(4.18%) AZ(3.59%)	CA(39.30%) FL(8.40%) NJ(4.88%) NY(4.83%) AZ(3.70%)	CA(32.12%) NY(13.69%) FL(11.17%) TX(5.73%) AZ(3.11%)	CA(66.98%) FL(5.74%) AZ(4.28%) NV(3.84%) WA(3.11%)	CA(39.86%) FL(12.50%) AZ(5.95%) NY(5.28%) NV(4.24%)	CA(43.78%) FL(7.30%) NY(6.58%) NJ(3.84%) AZ(3.31%)	CA(31.36%) FL(10.74%) NY(6.31%) TX(4.66%) NJ(4.56%)
Conforming By Balance Percentage	81.23%	80.90%	82.67%	64.80%	69.94%	64.80%	100.00%

Five sets of tables follow.

The first set of tables is the Total Pool Collateral.

The second set of tables is the Adjustable Rate Collateral.

The third set of tables is the Fixed Rate Collateral.

The fourth set of tables is the Interest Only Collateral.

The fifth set of tables is the Second Lien Collateral.

The sixth set of tables is the Group I Collateral.

The seventh set of tables is the Group II Collateral.

ABSC SERIES NC 2005-HE4
TOTAL COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	318	$12,488,234.60	1.29%	635	93.18%	10.227%	99.20%
50,001 - 75,000	543	34,005,361.40	3.52	606	82.08	8.623	91.47
75,001 - 100,000	619	54,366,827.80	5.62	607	78.55	7.839	93.87
100,001 - 125,000	625	70,712,749.00	7.31	603	79.14	7.541	95.55
125,001 - 150,000	562	77,349,434.00	8.00	602	78.49	7.457	94.22
150,001 - 175,000	438	71,174,109.00	7.36	606	77.47	7.255	94.73
175,001 - 200,000	392	73,878,188.40	7.64	609	77.09	7.164	93.93
200,001 - 250,000	630	140,883,228.80	14.57	612	77.73	7.126	95.95
250,001 - 300,000	439	120,921,591.69	12.51	620	80.36	7.002	94.67
300,001 - 400,000	521	181,081,636.00	18.73	623	81.82	6.944	95.73
400,001 - 500,000	198	87,748,382.03	9.07	637	82.93	6.913	94.92
500,001 - 600,000	60	32,910,142.00	3.40	658	82.08	6.726	96.72
600,001 - 700,000	15	9,458,950.00	0.98	640	75.82	6.549	100.00
Total:	5,360	$966,978,834.72	100.00%	617	79.92%	7.240%	95.08%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	318	$12,478,779.84	1.29%	635	93.18%	10.227%	99.20%
50,001 - 75,000	546	34,214,081.28	3.54	606	81.91	8.614	91.53
75,001 - 100,000	616	54,116,814.95	5.60	607	78.64	7.841	93.84
100,001 - 125,000	626	70,802,582.65	7.32	603	79.16	7.540	95.55
125,001 - 150,000	561	77,195,738.22	7.99	602	78.47	7.457	94.21
150,001 - 175,000	438	71,149,210.39	7.36	606	77.47	7.255	94.73
175,001 - 200,000	392	73,849,508.20	7.64	609	77.09	7.164	93.93
200,001 - 250,000	630	140,834,626.40	14.57	612	77.73	7.126	95.95
250,001 - 300,000	440	121,177,218.43	12.54	620	80.35	7.003	94.68
300,001 - 400,000	521	181,107,675.72	18.74	623	81.85	6.942	95.51
400,001 - 500,000	197	87,320,495.60	9.03	636	82.87	6.916	95.35
500,001 - 600,000	60	32,894,959.47	3.40	658	82.08	6.726	96.72
600,001 - 700,000	15	9,453,008.99	0.98	640	75.82	6.549	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
=500	15	$2,532,190.63	0.26%	500	76.40%	8.686%	94.89%
501 - 525	389	61,781,947.98	6.39	514	73.00	8.494	96.23
526 - 550	513	82,644,439.28	8.55	537	74.77	8.085	98.14
551 - 575	654	115,737,221.20	11.97	563	78.41	7.487	97.36
576 - 600	724	122,629,042.94	12.69	589	79.16	7.207	96.79
601 - 625	851	151,267,966.73	15.65	613	80.69	7.007	96.73
626 - 650	780	145,235,277.32	15.03	637	81.03	6.939	94.07
651 - 675	652	129,014,106.53	13.35	662	82.87	6.925	93.09
676 - 700	358	73,637,882.16	7.62	687	82.76	6.833	92.89
701 - 725	205	39,594,622.11	4.10	713	82.83	6.937	89.34
726 - 750	124	22,161,504.81	2.29	738	84.65	6.964	90.68
751 - 775	70	15,528,162.82	1.61	762	82.40	6.832	90.27
776 - 800	20	4,156,205.15	0.43	786	79.76	6.928	78.45
801 - 825	5	674,130.48	0.07	807	84.95	6.597	69.41
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 617

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	8	$532,700.00	0.06%	586	62.93%	7.109%	100.00%
121 - 180	79	7,601,395.84	0.79	599	67.18	7.163	100.00
181 - 240	209	12,983,490.97	1.34	633	86.32	8.638	100.00
241 - 300	5	577,094.97	0.06	650	77.60	6.708	100.00
301 - 360	5,059	944,900,018.36	97.76	617	79.94	7.222	94.96
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 357

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	87	$8,134,095.84	0.84%	598	66.90%	7.159%	100.00%
181 - 348	214	13,560,585.94	1.40	634	85.95	8.556	100.00
349 - 360	5,059	944,900,018.36	97.76	617	79.94	7.222	94.96
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 354

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	4,173	$732,849,526.07	75.82%	614	79.63%	7.234%	96.36%
PUD - Detached	455	89,768,572.72	9.29	611	81.73	7.317	95.71
2-4 Unit	290	72,407,969.10	7.49	643	80.65	7.331	79.00
Condo	323	49,957,441.38	5.17	630	79.21	7.129	97.65
PUD - Attached	118	21,490,340.87	2.22	634	81.40	7.058	96.68
Modular Home	1	120,850.00	0.01	538	83.34	8.950	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	5,082	$918,997,781.74	95.08%	615	79.74%	7.217%	100.00%
Investment	257	43,607,996.04	4.51	650	83.25	7.650	0.00
Second Home	21	3,988,922.36	0.41	600	84.15	8.012	0.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	2,962	$565,164,946.19	58.47%	599	77.37%	7.209%	96.21%
Purchase	1,840	317,169,025.25	32.81	652	84.18	7.297	92.53
Rate/Term	558	84,260,728.70	8.72	608	80.94	7.231	97.07
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	216	$27,794,023.83	2.88%	592	41.01%	7.067%	95.65%
50.01 - 60.00	228	39,129,979.81	4.05	598	55.51	6.980	98.71
60.01 - 70.00	524	97,049,604.73	10.04	588	66.66	7.161	96.02
70.01 - 80.00	2,022	398,632,084.94	41.24	624	78.61	6.952	96.93
80.01 - 90.00	1,604	317,522,041.55	32.85	610	87.46	7.359	91.51
90.01 - 100.00	766	86,466,965.28	8.95	659	96.67	8.386	96.72
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average by Original Balance: 79.92%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,491	$367,172,565.42	37.99%	627	78.30%	6.877%	95.71%
Florida	602	86,098,639.51	8.91	607	80.59	7.512	91.35
New York	231	62,367,382.09	6.45	621	78.24	7.181	98.51
New Jersey	193	40,381,888.01	4.18	610	81.44	7.454	98.28
Arizona	242	34,713,640.97	3.59	620	83.10	7.254	95.60
Texas	291	32,980,430.61	3.41	596	80.58	7.697	95.80
Illinois	143	27,660,794.56	2.86	616	81.79	7.392	96.52
Nevada	135	24,922,100.56	2.58	615	79.20	7.316	94.30
Maryland	126	23,869,260.40	2.47	610	78.99	7.296	98.51
Massachusetts	102	22,771,417.69	2.36	615	78.55	7.326	94.30
Washington	118	21,618,802.49	2.24	622	82.02	7.112	93.89
Other	1,686	222,037,777.83	22.97	608	81.82	7.612	93.46
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	3,071	$494,597,199.68	51.17%	602	79.42%	7.029%	95.45%
Stated	2,085	425,446,213.79	44.01	635	80.36	7.507	94.80
Limited	204	46,551,286.67	4.82	612	81.24	7.029	93.55
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	25	$6,984,231.15	0.72%	655	76.20%	4.993%	100.00%
5.001 - 5.500	96	22,383,127.87	2.32	662	77.07	5.392	100.00
5.501 - 6.000	437	102,900,563.37	10.65	647	76.01	5.887	97.92
6.001 - 6.500	743	166,099,932.50	17.18	639	77.39	6.320	97.79
6.501 - 7.000	972	199,530,879.63	20.64	625	79.54	6.807	96.92
7.001 - 7.500	743	144,703,389.31	14.97	616	80.95	7.290	93.68
7.501 - 8.000	680	124,521,200.70	12.88	597	81.84	7.792	89.93
8.001 - 8.500	435	66,308,909.88	6.86	585	81.71	8.288	91.40
8.501 - 9.000	411	60,229,729.46	6.23	565	81.00	8.768	92.50
9.001 - 9.500	216	27,144,583.61	2.81	573	81.84	9.264	91.96
9.501 - 10.000	215	19,765,297.66	2.04	594	85.41	9.808	96.42
10.001 - 10.500	127	11,045,425.72	1.14	601	85.67	10.303	93.58
10.501 - 11.000	118	7,748,920.39	0.80	622	91.00	10.770	100.00
11.001 - 11.500	76	3,721,882.90	0.39	617	97.60	11.228	100.00
11.501 - 12.000	53	2,874,789.56	0.30	599	90.81	11.743	94.78
12.001 - 12.500	11	556,436.43	0.06	589	91.32	12.228	100.00
12.501 - 13.000	2	75,400.00	0.01	605	100.00	12.732	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 7.240%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,422	$177,322,559.95	18.35%	627	77.41%	7.388%	99.34%
11.501 - 12.000	27	7,288,999.16	0.75	654	76.69	5.035	100.00
12.001 - 12.500	98	22,643,830.24	2.34	661	76.86	5.402	100.00
12.501 - 13.000	305	71,997,844.16	7.45	650	77.81	5.867	97.03
13.001 - 13.500	530	126,181,441.56	13.05	638	79.34	6.326	97.09
13.501 - 14.000	783	168,737,548.22	17.46	625	80.34	6.814	96.36
14.001 - 14.500	608	126,138,896.84	13.05	618	82.13	7.291	92.80
14.501 - 15.000	568	109,665,852.31	11.35	596	82.09	7.796	89.24
15.001 - 15.500	372	59,928,148.16	6.20	587	82.77	8.292	91.02
15.501 - 16.000	345	53,673,366.21	5.55	562	81.19	8.760	91.59
16.001 - 16.500	150	22,003,719.65	2.28	565	80.82	9.253	90.08
16.501 - 17.000	83	11,572,898.96	1.20	554	78.44	9.786	94.42
17.001 - 17.500	40	5,938,809.93	0.61	537	74.41	10.288	88.06
17.501 - 18.000	20	2,462,973.34	0.25	527	71.94	10.784	100.00
18.001 - 18.500	3	345,730.90	0.04	504	75.00	11.209	100.00
18.501 - 19.000	4	541,580.55	0.06	516	58.99	11.717	72.31
19.001 - 19.500	2	150,500.00	0.02	512	70.00	12.200	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 14.202%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,422	$177,322,559.95	18.35%	627	77.41%	7.388%	99.34%
2.001 - 2.500	2	222,023.67	0.02	612	85.00	7.734	100.00
3.001 - 3.500	1	182,750.00	0.02	622	84.61	6.500	100.00
3.501 - 4.000	1	437,633.83	0.05	558	73.00	6.900	100.00
4.501 - 5.000	302	59,938,460.54	6.20	614	80.84	7.159	92.08
5.001 - 5.500	173	34,313,457.25	3.55	621	80.88	6.964	93.29
5.501 - 6.000	2,911	597,090,459.93	61.77	620	81.40	7.093	94.17
6.001 - 6.500	350	64,888,545.77	6.71	584	77.61	7.793	95.37
6.501 - 7.000	176	29,144,103.99	3.02	561	69.04	8.378	94.99
7.001 - 7.500	21	2,969,751.71	0.31	572	61.22	9.471	97.14
8.501 - 9.000	1	84,953.50	0.01	601	20.24	9.000	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%
Weighted Average: 5.717%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	1,422	$177,322,559.95	18.35%	627	77.41%	7.388%	99.34%
2006-06	1	116,869.21	0.01	652	80.00	5.400	100.00
2006-07	1	172,227.51	0.02	635	80.00	5.500	100.00
2006-10	3	371,083.64	0.04	622	81.74	6.913	100.00
2006-11	3	543,087.07	0.06	677	80.00	6.016	100.00
2006-12	27	6,757,138.20	0.70	654	83.41	6.233	87.81
2007-01	95	20,337,386.73	2.10	632	80.36	6.801	87.51
2007-02	786	158,387,313.45	16.39	613	78.59	7.303	92.59
2007-03	2,649	530,540,851.47	54.89	611	80.86	7.236	95.46
2007-04	145	24,770,141.00	2.56	615	82.36	7.264	92.62
2007-09	1	116,148.63	0.01	708	80.00	5.500	100.00
2007-12	3	529,292.21	0.05	621	80.00	6.030	100.00
2008-01	10	2,491,288.76	0.26	639	74.88	6.031	100.00
2008-02	38	6,477,608.47	0.67	629	77.86	6.972	76.61
2008-03	172	37,067,112.84	3.83	643	82.25	6.908	89.58
2008-04	4	594,591.00	0.06	640	86.19	7.242	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,254	$221,508,902.49	22.92%	606	80.89%	7.710%	98.95%
7 - 12	194	45,263,274.04	4.68	638	77.71	7.105	94.01
13 - 24	2,935	546,334,346.41	56.52	617	80.93	7.159	92.88
25 - 36	977	153,488,177.20	15.88	625	75.57	6.889	97.61
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,162	$592,381,061.56	61.29%	604	79.81%	7.357%	93.15%
2/28 ARM - 2 Yr IO	531	144,480,835.76	14.95	647	82.79	6.699	99.68
2/28 ARM - 5 Yr IO	17	5,134,200.96	0.53	681	85.41	7.306	100.00
3/27 ARM	149	27,970,578.57	2.89	632	79.49	6.963	80.77
3/27 ARM - 3 Yr IO	68	16,808,408.34	1.74	653	83.34	6.651	100.00
3/27 ARM - 5 Yr IO	11	2,497,055.00	0.26	645	87.36	7.143	100.00
Fixed - 10 Year	8	532,700.00	0.06	586	62.93	7.109	100.00
Fixed - 15 Year	79	7,601,395.84	0.79	599	67.18	7.163	100.00
Fixed - 20 Year	209	12,983,490.97	1.34	633	86.32	8.638	100.00
Fixed - 25 Year	5	577,094.97	0.06	650	77.60	6.708	100.00
Fixed - 30 Year	1,121	155,627,878.17	16.10	628	77.22	7.299	99.24
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	3,873	$707,900,300.41	73.24%	633	81.53%	7.072%	94.87%
A-	378	65,614,607.82	6.79	567	76.52	7.700	98.12
A+	564	106,849,793.01	11.05	589	78.43	7.316	93.96
B	302	50,138,139.01	5.19	561	74.22	7.994	94.87
C	215	32,122,216.58	3.32	556	67.66	8.274	96.99
C-	28	3,969,643.31	0.41	569	60.38	9.544	97.86
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	4,883	$941,562,181.75	97.41%	616	79.39%	7.154%	94.94%
Second Lien	477	25,032,518.39	2.59	666	99.87	10.454	100.00
Total:	5,360	$966,594,700.14	100.00%	617	79.92%	7.240%	95.08%

ABSC SERIES NC 2005-HE4
ADJUSTABLE RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	16	$799,875.00	0.10%	552	49.95%	8.397%	87.50%
50,001 - 75,000	274	17,482,632.00	2.21	584	80.02	8.252	84.92
75,001 - 100,000	399	35,282,586.00	4.47	597	78.04	7.740	90.55
100,001 - 125,000	485	54,887,534.00	6.95	598	79.60	7.562	94.26
125,001 - 150,000	452	62,276,243.00	7.89	600	79.34	7.509	92.82
150,001 - 175,000	368	59,769,332.00	7.57	604	78.58	7.335	93.73
175,001 - 200,000	319	60,148,914.40	7.62	607	78.29	7.250	93.15
200,001 - 250,000	560	125,287,354.80	15.87	611	78.71	7.183	95.44
250,001 - 300,000	378	104,214,177.69	13.20	619	81.27	7.061	93.82
300,001 - 400,000	445	154,307,263.00	19.54	622	82.81	7.014	94.99
400,001 - 500,000	179	79,291,844.03	10.04	634	83.05	6.951	94.38
500,001 - 600,000	50	27,554,432.00	3.49	656	82.64	6.733	98.08
600,001 - 700,000	13	8,221,950.00	1.04	639	80.48	6.523	100.00
Total:	3,938	$789,524,137.92	100.00%	614	80.48%	7.206%	94.12%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	16	$799,583.87	0.10%	552	49.95%	8.397%	87.50%
50,001 - 75,000	276	17,624,455.80	2.23	585	79.94	8.236	85.05
75,001 - 100,000	397	35,120,871.64	4.45	597	78.07	7.745	90.51
100,001 - 125,000	486	54,989,517.50	6.97	598	79.63	7.560	94.28
125,001 - 150,000	451	62,129,305.14	7.87	600	79.32	7.510	92.80
150,001 - 175,000	368	59,753,240.07	7.57	604	78.58	7.335	93.73
175,001 - 200,000	319	60,132,469.83	7.62	607	78.29	7.250	93.15
200,001 - 250,000	560	125,250,554.44	15.87	611	78.71	7.183	95.44
250,001 - 300,000	379	104,481,431.75	13.24	619	81.25	7.061	93.83
300,001 - 400,000	445	154,359,938.82	19.56	622	82.85	7.012	94.73
400,001 - 500,000	178	78,869,644.51	9.99	634	82.99	6.955	94.85
500,001 - 600,000	50	27,544,036.66	3.49	656	82.64	6.733	98.08
600,001 - 700,000	13	8,217,090.16	1.04	639	80.48	6.523	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500 or Less	15	$2,532,190.63	0.32%	500	76.40%	8.686%	94.89%
501 - 525	340	55,380,713.79	7.02	514	73.32	8.499	95.79
526 - 550	431	73,058,099.87	9.26	538	75.46	8.102	97.90
551 - 575	538	99,544,756.71	12.61	563	79.62	7.514	96.93
576 - 600	525	99,342,882.77	12.59	589	80.39	7.201	96.28
601 - 625	591	118,981,272.54	15.07	613	81.79	6.946	95.84
626 - 650	540	114,090,906.93	14.46	638	82.18	6.899	92.62
651 - 675	457	107,342,700.89	13.60	662	82.86	6.807	91.69
676 - 700	224	54,439,550.83	6.90	687	83.62	6.705	90.38
701 - 725	137	31,704,749.38	4.02	713	81.53	6.713	86.68
726 - 750	75	16,066,602.74	2.04	738	83.67	6.745	88.41
751 - 775	48	13,119,965.97	1.66	762	81.84	6.574	88.48
776 - 800	13	3,027,116.66	0.38	787	76.63	6.288	88.58
801 - 825	4	640,630.48	0.08	808	84.16	6.419	67.81
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 614

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
360	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 360

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 358

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	3,015	$588,084,886.36	74.51%	611	80.31%	7.209%	95.61%
PUD - Detached	363	78,333,010.78	9.92	607	81.55	7.285	95.09
2-4 Unit	230	60,438,091.07	7.66	643	81.80	7.324	75.44
Condo	236	42,917,580.45	5.44	628	78.79	6.951	97.26
PUD - Attached	93	19,377,721.53	2.46	632	80.98	6.998	96.32
Modular Home	1	120,850.00	0.02	538	83.34	8.950	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	3,667	$742,853,606.77	94.12%	613	80.30%	7.177%	100.00%
Investment	251	42,607,811.06	5.40	648	83.26	7.644	0.00
Second Home	20	3,810,722.36	0.48	600	84.71	7.996	0.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	2,225	$451,885,200.30	57.25%	595	78.70%	7.274%	95.27%
Purchase	1,334	274,210,036.03	34.74	650	83.29	7.081	91.70
Rate/Term	379	63,176,903.86	8.00	600	81.03	7.266	96.38
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	120	$15,970,369.02	2.02%	574	40.46%	7.250%	92.43%
50.01 – 60.00	123	22,009,251.86	2.79	589	55.67	7.182	97.70
60.01 – 70.00	371	72,162,902.14	9.14	580	66.86	7.336	94.64
70.01 - 80.00	1,716	346,282,440.14	43.87	625	78.76	6.958	96.68
80.01 - 90.00	1,388	281,511,378.95	35.67	608	87.59	7.408	90.51
90.01 - 100.00	220	51,335,798.08	6.50	654	95.36	7.591	94.87
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average by Original Balance: 80.48%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	1,130	$310,218,593.77	39.30%	625	79.21%	6.821%	94.92%
Florida	401	66,286,550.02	8.40	607	81.57	7.414	88.77
New Jersey	179	38,537,814.93	4.88	607	81.08	7.445	98.20
New York	130	38,093,264.25	4.83	609	80.28	7.385	99.00
Arizona	175	29,205,727.32	3.70	620	82.68	7.111	95.38
Illinois	133	26,660,031.03	3.38	616	81.94	7.385	96.39
Texas	178	22,824,906.74	2.89	594	80.52	7.677	94.18
Massachusetts	93	22,273,092.29	2.82	614	78.31	7.260	94.17
Nevada	96	20,959,914.03	2.66	613	79.29	7.262	93.22
Maryland	100	20,047,526.61	2.54	599	78.88	7.309	98.23
Washington	99	18,912,820.41	2.40	618	83.24	7.104	93.02
Michigan	123	16,138,527.82	2.04	614	82.60	7.806	88.74
Other	1,101	159,113,370.97	20.16	603	81.88	7.614	92.27
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Number of States Represented: 49 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated	1,696	$379,329,342.63	48.06%	632	80.28%	7.433%	94.37%
Full	2,086	371,727,194.30	47.10	597	80.42	6.993	94.07
Limited	156	38,215,603.26	4.84	612	83.04	7.027	92.14
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	25	$6,984,231.15	0.88%	655	76.20%	4.993%	100.00%
5.001 – 5.500	96	22,383,127.87	2.84	662	77.07	5.392	100.00
5.501 – 6.000	303	71,675,527.35	9.08	650	77.89	5.860	97.01
6.001 – 6.500	528	125,879,956.65	15.95	639	79.32	6.322	97.08
6.501 – 7.000	786	169,214,800.41	21.44	625	80.31	6.812	96.37
7.001 – 7.500	609	126,274,434.12	16.00	618	82.09	7.288	92.81
7.501 - 8.000	569	109,732,434.94	13.90	596	82.09	7.794	89.25
8.001 - 8.500	373	59,903,926.36	7.59	587	82.80	8.285	91.12
8.501 - 9.000	345	53,785,116.21	6.81	562	81.21	8.762	91.60
9.001 - 9.500	151	22,363,719.65	2.83	564	80.72	9.252	90.24
9.501 - 10.000	84	11,635,270.76	1.47	555	78.44	9.786	93.91
10.001 - 10.500	40	5,938,809.93	0.75	537	74.41	10.288	88.06
10.501 - 11.000	19	2,335,613.18	0.30	528	72.05	10.739	100.00
11.001 - 11.500	3	345,730.90	0.04	504	75.00	11.209	100.00
11.501 - 12.000	5	668,940.71	0.08	516	61.09	11.695	77.58
12.001 - 12.500	2	150,500.00	0.02	512	70.00	12.200	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 7.206%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.501 - 12.000	27	$7,288,999.16	0.92%	654	76.69%	5.035%	100.00%
12.001 - 12.500	98	22,643,830.24	2.87	661	76.86	5.402	100.00
12.501 - 13.000	305	71,997,844.16	9.12	650	77.81	5.867	97.03
13.001 - 13.500	530	126,181,441.56	15.99	638	79.34	6.326	97.09
13.501 - 14.000	783	168,737,548.22	21.38	625	80.34	6.814	96.36
14.001 - 14.500	608	126,138,896.84	15.98	618	82.13	7.291	92.80
14.501 - 15.000	568	109,665,852.31	13.89	596	82.09	7.796	89.24
15.001 - 15.500	372	59,928,148.16	7.59	587	82.77	8.292	91.02
15.501 - 16.000	345	53,673,366.21	6.80	562	81.19	8.760	91.59
16.001 - 16.500	150	22,003,719.65	2.79	565	80.82	9.253	90.08
16.501 - 17.000	83	11,572,898.96	1.47	554	78.44	9.786	94.42
17.001 - 17.500	40	5,938,809.93	0.75	537	74.41	10.288	88.06
17.501 - 18.000	20	2,462,973.34	0.31	527	71.94	10.784	100.00
18.001 - 18.500	3	345,730.90	0.04	504	75.00	11.209	100.00
18.501 - 19.000	4	541,580.55	0.07	516	58.99	11.717	72.31
19.001 - 19.500	2	150,500.00	0.02	512	70.00	12.200	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 14.202%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.001 - 2.500	2	$222,023.67	0.03%	612	85.00%	7.734%	100.00%
3.001 - 3.500	1	182,750.00	0.02	622	84.61	6.500	100.00
3.501 - 4.000	1	437,633.83	0.06	558	73.00	6.900	100.00
4.501 - 5.000	302	59,938,460.54	7.59	614	80.84	7.159	92.08
5.001 - 5.500	173	34,313,457.25	4.35	621	80.88	6.964	93.29
5.501 - 6.000	2,911	597,090,459.93	75.65	620	81.40	7.093	94.17
6.001 - 6.500	350	64,888,545.77	8.22	584	77.61	7.793	95.37
6.501 - 7.000	176	29,144,103.99	3.69	561	69.04	8.378	94.99
7.001 - 7.500	21	2,969,751.71	0.38	572	61.22	9.471	97.14
8.501 - 9.000	1	84,953.50	0.01	601	20.24	9.000	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Weighted Average: 5.717%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2006-06	1	$116,869.21	0.01%	652	80.00%	5.400%	100.00%
2006-07	1	172,227.51	0.02	635	80.00	5.500	100.00
2006-10	3	371,083.64	0.05	622	81.74	6.913	100.00
2006-11	3	543,087.07	0.07	677	80.00	6.016	100.00
2006-12	27	6,757,138.20	0.86	654	83.41	6.233	87.81
2007-01	95	20,337,386.73	2.58	632	80.36	6.801	87.51
2007-02	786	158,387,313.45	20.07	613	78.59	7.303	92.59
2007-03	2,649	530,540,851.47	67.22	611	80.86	7.236	95.46
2007-04	145	24,770,141.00	3.14	615	82.36	7.264	92.62
2007-09	1	116,148.63	0.01	708	80.00	5.500	100.00
2007-12	3	529,292.21	0.07	621	80.00	6.030	100.00
2008-01	10	2,491,288.76	0.32	639	74.88	6.031	100.00
2008-02	38	6,477,608.47	0.82	629	77.86	6.972	76.61
2008-03	172	37,067,112.84	4.70	643	82.25	6.908	89.58
2008-04	4	594,591.00	0.08	640	86.19	7.242	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,071	$209,116,445.98	26.49%	605	80.59%	7.635%	98.89%
7 - 12	79	18,536,927.72	2.35	634	81.30	7.370	88.35
13 - 24	2,637	529,164,688.15	67.04	616	80.41	7.067	92.65
25 - 36	151	32,454,078.34	4.11	642	80.56	6.616	90.64
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	3,162	$592,381,061.56	75.05%	604	79.81%	7.357%	93.15%
2/28 ARM - 2 Yr IO	531	144,480,835.76	18.31	647	82.79	6.699	99.68
2/28 ARM - 5 Yr IO	17	5,134,200.96	0.65	681	85.41	7.306	100.00
3/27 ARM	149	27,970,578.57	3.54	632	79.49	6.963	80.77
3/27 ARM - 3 Yr IO	68	16,808,408.34	2.13	653	83.34	6.651	100.00
3/27 ARM - 5 Yr IO	11	2,497,055.00	0.32	645	87.36	7.143	100.00
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,727	$566,955,889.31	71.83%	631	82.07%	6.996%	93.81%
A-	308	56,717,953.82	7.19	565	77.28	7.749	97.83
A+	440	90,665,741.13	11.49	586	79.76	7.337	92.88
B	254	42,714,159.78	5.41	559	75.20	8.046	93.98
C	183	28,513,243.19	3.61	555	68.08	8.308	96.61
C-	26	3,705,152.96	0.47	568	60.07	9.666	97.71
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%
Total:	3,938	$789,272,140.19	100.00%	614	80.48%	7.206%	94.12%

ABSC SERIES NC 2005-HE4
FIXED RATE COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	302	$11,688,359.60	6.59%	640	96.14%	10.353%	100.00%
50,001 - 75,000	269	16,522,729.40	9.31	629	84.26	9.015	98.41
75,001 - 100,000	220	19,084,241.80	10.75	626	79.48	8.022	100.00
100,001 - 125,000	140	15,825,215.00	8.92	621	77.53	7.469	100.00
125,001 - 150,000	110	15,073,191.00	8.49	612	74.97	7.242	100.00
150,001 - 175,000	70	11,404,777.00	6.43	617	71.63	6.832	100.00
175,001 - 200,000	73	13,729,274.00	7.74	618	71.86	6.787	97.34
200,001 - 250,000	70	15,595,874.00	8.79	621	69.78	6.668	100.00
250,001 - 300,000	61	16,707,414.00	9.42	624	74.68	6.635	100.00
300,001 - 400,000	76	26,774,373.00	15.09	630	76.08	6.542	100.00
400,001 - 500,000	19	8,456,538.00	4.77	656	81.75	6.556	100.00
500,001 - 600,000	10	5,355,710.00	3.02	671	79.21	6.692	89.72
600,001 - 700,000	2	1,237,000.00	0.70	650	44.84	6.719	100.00
Total:	1,422	$177,454,696.80	100.00%	627	77.41%	7.388%	99.34%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	302	$11,679,195.97	6.59%	640	96.14%	10.353%	100.00%
50,001 - 75,000	270	16,589,625.48	9.36	628	84.01	9.015	98.41
75,001 - 100,000	219	18,995,943.31	10.71	626	79.68	8.018	100.00
100,001 - 125,000	140	15,813,065.15	8.92	621	77.53	7.469	100.00
125,001 - 150,000	110	15,066,433.08	8.50	612	74.97	7.242	100.00
150,001 - 175,000	70	11,395,970.32	6.43	617	71.63	6.832	100.00
175,001 - 200,000	73	13,717,038.37	7.74	618	71.86	6.787	97.34
200,001 - 250,000	70	15,584,071.96	8.79	621	69.78	6.668	100.00
250,001 - 300,000	61	16,695,786.68	9.42	624	74.68	6.635	100.00
300,001 - 400,000	76	26,747,736.90	15.08	630	76.08	6.542	100.00
400,001 - 500,000	19	8,450,851.09	4.77	656	81.75	6.556	100.00
500,001 - 600,000	10	5,350,922.81	3.02	671	79.21	6.692	89.72
600,001 - 700,000	2	1,235,918.83	0.70	650	44.84	6.719	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
501 - 525	49	$6,401,234.19	3.61%	513	70.28%	8.445%	100.00%
526 - 550	82	9,586,339.41	5.41	537	69.49	7.957	100.00
551 - 575	116	16,192,464.49	9.13	563	70.94	7.319	100.00
576 - 600	199	23,286,160.17	13.13	589	73.90	7.233	98.98
601 - 625	260	32,286,694.19	18.21	613	76.66	7.235	100.00
626 - 650	240	31,144,370.39	17.56	637	76.81	7.084	99.40
651 - 675	195	21,671,405.64	12.22	663	82.90	7.510	100.00
676 - 700	134	19,198,331.33	10.83	686	80.35	7.197	100.00
701 - 725	68	7,889,872.73	4.45	713	88.02	7.838	100.00
726 - 750	49	6,094,902.07	3.44	737	87.25	7.542	96.64
751 - 775	22	2,408,196.85	1.36	761	85.46	8.233	100.00
776 - 800	7	1,129,088.49	0.64	781	88.15	8.643	51.29
801 - 825	1	33,500.00	0.02	803	100.00	9.990	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Weighted Average: 627

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	8	$532,700.00	0.30%	586	62.93%	7.109%	100.00%
121 - 180	79	7,601,395.84	4.29	599	67.18	7.163	100.00
181 - 240	209	12,983,490.97	7.32	633	86.32	8.638	100.00
241 - 300	5	577,094.97	0.33	650	77.60	6.708	100.00
301 - 360	1,121	155,627,878.17	87.77	628	77.22	7.299	99.24
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Weighted Average: 343

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	87	$8,134,095.84	4.59%	598	66.90%	7.159%	100.00%
181 - 348	214	13,560,585.94	7.65	634	85.95	8.556	100.00
349 - 360	1,121	155,627,878.17	87.77	628	77.22	7.299	99.24
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Weighted Average: 340

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,158	$144,764,639.71	81.64%	624	76.86%	7.335%	99.44%
2-4 Unit	60	11,969,878.03	6.75	645	74.82	7.368	96.95
PUD - Detached	92	11,435,561.94	6.45	635	82.95	7.539	100.00
Condo	87	7,039,860.93	3.97	641	81.78	8.214	100.00
PUD - Attached	25	2,112,619.34	1.19	656	85.23	7.610	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	1,415	$176,144,174.97	99.34%	627	77.39%	7.385%	100.00%
Investment	6	1,000,184.98	0.56	735	82.82	7.904	0.00
Second Home	1	178,200.00	0.10	589	72.00	8.350	0.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	737	$113,279,745.89	63.88%	615	72.07%	6.948%	99.95%
Purchase	506	42,958,989.22	24.23	659	89.90	8.678	97.83
Rate/Term	179	21,083,824.84	11.89	632	80.67	7.126	99.11
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	96	$11,823,654.81	6.67%	615	41.75%	6.820%	100.00%
50.01 – 60.00	105	17,120,727.95	9.66	609	55.31	6.720	100.00
60.01 – 70.00	153	24,886,702.59	14.03	609	66.06	6.656	100.00
70.01 – 80.00	306	52,349,644.80	29.52	618	77.64	6.917	98.61
80.01 – 90.00	216	36,010,662.60	20.31	628	86.49	6.980	99.32
90.01 - 100.00	546	35,131,167.20	19.81	666	98.58	9.546	99.42
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Weighted Average by Original Balance: 77.41%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	361	$56,953,971.65	32.12%	634	73.33%	7.179%	100.00%
New York	101	24,274,117.84	13.69	640	75.05	6.860	97.73
Florida	201	19,812,089.49	11.17	607	77.31	7.840	100.00
Texas	113	10,155,523.87	5.73	599	80.72	7.741	99.42
Arizona	67	5,507,913.65	3.11	621	85.35	8.015	96.76
Hawaii	30	4,918,328.84	2.77	634	73.79	6.864	100.00
Pennsylvania	38	4,510,474.17	2.54	603	79.67	7.050	100.00
Nevada	39	3,962,186.53	2.23	622	78.70	7.605	100.00
Maryland	26	3,821,733.79	2.16	664	79.53	7.225	100.00
Other	446	43,406,220.12	24.48	628	82.23	7.680	99.10
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Number of States Represented: 47 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	985	$122,870,005.38	69.29%	617	76.38%	7.138%	99.63%
Stated	389	46,116,871.16	26.01	658	80.96	8.119	98.42
Limited	48	8,335,683.41	4.70	614	72.97	7.037	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.501 - 6.000	134	$31,225,036.02	17.61%	639	71.71%	5.949%	100.00%
6.001 - 6.500	215	40,219,975.85	22.68	639	71.36	6.315	100.00
6.501 - 7.000	186	30,316,079.22	17.10	628	75.24	6.775	100.00
7.001 - 7.500	134	18,428,955.19	10.39	606	73.09	7.301	99.68
7.501 - 8.000	111	14,788,765.76	8.34	604	79.98	7.774	95.02
8.001 - 8.500	62	6,404,983.52	3.61	561	71.57	8.317	94.02
8.501 - 9.000	66	6,444,613.25	3.63	591	79.30	8.822	100.00
9.001 - 9.500	65	4,780,863.96	2.70	615	87.04	9.320	100.00
9.501 - 10.000	131	8,130,026.90	4.58	649	95.37	9.838	100.00
10.001 - 10.500	87	5,106,615.79	2.88	675	98.76	10.322	100.00
10.501 - 11.000	99	5,413,307.21	3.05	663	99.17	10.783	100.00
11.001 - 11.500	73	3,376,152.00	1.90	628	99.92	11.230	100.00
11.501 - 12.000	48	2,205,848.85	1.24	624	99.82	11.757	100.00
12.001 - 12.500	9	405,936.43	0.23	618	99.22	12.238	100.00
12.501 - 13.000	2	75,400.00	0.04	605	100.00	12.732	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%
Weighted Average: 7.388%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	183	$12,392,456.51	6.99%	618	86.08%	8.969%	100.00%
7 - 12	115	26,726,346.32	15.07	640	75.21	6.921	97.94
13 - 24	298	17,169,658.26	9.68	665	97.05	9.980	100.00
25 - 36	826	121,034,098.86	68.26	620	74.23	6.962	99.48
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 10 Year	8	$532,700.00	0.30%	586	62.93%	7.109%	100.00%
Fixed - 15 Year	79	7,601,395.84	4.29	599	67.18	7.163	100.00
Fixed - 20 Year	209	12,983,490.97	7.32	633	86.32	8.638	100.00
Fixed - 25 Year	5	577,094.97	0.33	650	77.60	6.708	100.00
Fixed - 30 Year	1,121	155,627,878.17	87.77	628	77.22	7.299	99.24
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,146	$140,944,411.10	79.48%	638	79.34%	7.378%	99.16%
A-	70	8,896,654.00	5.02	581	71.68	7.383	100.00
A+	124	16,184,051.88	9.13	600	70.96	7.196	100.00
B	48	7,423,979.23	4.19	570	68.61	7.698	100.00
C	32	3,608,973.39	2.04	568	64.38	8.004	100.00
C-	2	264,490.35	0.15	574	64.81	7.828	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	945	$152,290,041.56	85.88%	621	73.72%	6.884%	99.23%
Second Lien	477	25,032,518.39	14.12	666	99.87	10.454	100.00
Total:	1,422	$177,322,559.95	100.00%	627	77.41%	7.388%	99.34%

ABSC SERIES NC 2005-HE4
INTEREST ONLY COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$59,755.00	0.04%	644	95.00%	9.650%	100.00%
75,001 - 100,000	16	1,437,445.00	0.85	631	78.16	7.077	100.00
100,001 - 125,000	36	4,150,385.00	2.46	635	81.44	7.009	100.00
125,001 - 150,000	38	5,285,158.00	3.13	643	82.51	6.981	100.00
150,001 - 175,000	65	10,549,644.00	6.25	642	82.06	6.761	100.00
175,001 - 200,000	51	9,567,066.00	5.66	643	82.65	6.858	97.93
200,001 - 250,000	102	22,761,696.80	13.47	652	80.06	6.692	100.00
250,001 - 300,000	101	27,813,266.00	16.47	648	83.05	6.689	99.04
300,001 - 400,000	125	43,730,732.00	25.89	646	84.09	6.707	100.00
400,001 - 500,000	66	29,118,875.00	17.24	648	84.55	6.676	100.00
500,001 - 600,000	22	11,919,050.00	7.06	666	83.36	6.561	100.00
600,001 - 700,000	4	2,529,500.00	1.50	679	80.97	6.755	100.00
Total:	627	$168,922,572.80	100.00%	649	82.99%	6.719%	99.73%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50,001 - 75,000	1	$59,755.00	0.04%	644	95.00%	9.650%	100.00%
75,001 - 100,000	16	1,437,377.34	0.85	631	78.16	7.077	100.00
100,001 - 125,000	36	4,150,336.01	2.46	635	81.44	7.009	100.00
125,001 - 150,000	38	5,285,157.06	3.13	643	82.51	6.981	100.00
150,001 - 175,000	65	10,549,591.15	6.25	642	82.06	6.761	100.00
175,001 - 200,000	51	9,566,613.94	5.66	643	82.65	6.858	97.93
200,001 - 250,000	102	22,761,028.29	13.47	652	80.06	6.692	100.00
250,001 - 300,000	101	27,813,164.11	16.47	648	83.05	6.689	99.04
300,001 - 400,000	125	43,730,396.19	25.89	646	84.09	6.707	100.00
400,001 - 500,000	66	29,118,847.84	17.24	648	84.55	6.676	100.00
500,001 - 600,000	22	11,918,892.51	7.06	666	83.36	6.561	100.00
600,001 - 700,000	4	2,529,340.62	1.50	679	80.97	6.755	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
551 - 575	1	$290,674.63	0.17%	564	85.00%	6.500%	100.00%
576 - 600	70	16,673,083.03	9.87	590	82.56	6.807	100.00
601 - 625	139	35,493,630.01	21.01	612	82.73	6.838	100.00
626 - 650	147	38,348,630.97	22.70	638	83.45	6.769	100.00
651 - 675	139	41,690,673.37	24.68	663	83.14	6.663	99.36
676 - 700	69	20,091,269.46	11.89	686	83.63	6.585	100.00
701 - 725	27	7,468,969.95	4.42	712	82.08	6.468	97.35
726 - 750	22	5,313,173.21	3.15	739	82.25	6.886	100.00
751 - 775	11	3,218,445.43	1.91	761	79.93	6.371	100.00
776 - 800	1	156,450.00	0.09	778	70.00	5.850	100.00
801 - 825	1	175,500.00	0.10	808	90.00	5.500	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 649

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
360	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 360

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
349 - 360	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 358

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	476	$129,658,039.60	76.76%	648	83.14%	6.717%	99.85%
PUD - Detached	56	13,625,955.84	8.07	637	82.76	6.795	98.05
Condo	47	11,237,023.48	6.65	661	81.85	6.616	100.00
PUD - Attached	32	8,648,673.76	5.12	655	82.23	6.732	100.00
2-4 Unit	16	5,750,807.38	3.40	655	83.48	6.769	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Residence	625	$168,456,595.06	99.73%	648	82.96%	6.715%	100.00%
Second Home	2	463,905.00	0.27	682	92.87	8.102	0.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	321	$85,367,874.90	50.54%	660	82.17%	6.692%	99.46%
Cashout	255	72,634,226.09	43.00	636	84.14	6.770	100.00
Rate/Term	51	10,918,399.07	6.46	642	81.72	6.593	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	3	$328,932.35	0.19%	637	43.90%	6.858%	100.00%
50.01 – 60.00	10	2,170,559.99	1.28	632	54.97	6.281	100.00
60.01 – 70.00	22	5,619,706.18	3.33	636	67.60	6.493	100.00
70.01 – 80.00	341	89,130,456.89	52.76	655	79.41	6.503	100.00
80.01 – 90.00	193	55,891,844.17	33.09	639	88.19	6.928	99.65
90.01 - 100.00	58	15,779,000.48	9.34	656	94.92	7.340	98.31
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average by Original Balance: 82.99%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	351	$113,149,360.24	66.98%	651	82.62%	6.599%	99.83%
Florida	45	9,694,360.61	5.74	636	85.25	7.065	97.26
Arizona	39	7,232,093.92	4.28	658	83.90	6.820	100.00
Nevada	28	6,489,456.97	3.84	635	81.90	7.035	100.00
Washington	28	5,247,182.00	3.11	640	83.58	6.728	100.00
Other	136	27,108,046.32	16.05	646	83.63	6.991	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Number of States Represented: 35 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	333	$81,359,648.32	48.16%	637	83.16%	6.469%	100.00%
Stated	260	77,944,062.76	46.14	661	82.80	7.025	99.40
Limited	34	9,616,788.98	5.69	644	83.08	6.354	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	1	$468,800.00	0.28%	674	80.00%	4.990%	100.00%
5.001 - 5.500	21	5,754,544.52	3.41	681	79.68	5.406	100.00
5.501 - 6.000	81	23,274,075.15	13.78	653	79.60	5.883	100.00
6.001 - 6.500	161	46,884,406.48	27.76	650	81.22	6.329	100.00
6.501 - 7.000	175	45,102,899.37	26.70	647	83.38	6.813	100.00
7.001 - 7.500	111	28,755,566.54	17.02	640	85.05	7.288	99.31
7.501 - 8.000	41	10,717,515.11	6.34	648	88.10	7.752	100.00
8.001 - 8.500	18	4,312,543.02	2.55	639	87.09	8.287	100.00
8.501 - 9.000	13	2,753,394.87	1.63	653	91.92	8.693	90.34
9.001 - 9.500	4	837,000.00	0.50	618	92.16	9.151	100.00
9.501 - 10.000	1	59,755.00	0.04	644	95.00	9.650	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 6.719%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
11.501 - 12.000	1	$468,800.00	0.28%	674	80.00%	4.990%	100.00%
12.001 - 12.500	21	5,754,544.52	3.41	681	79.68	5.406	100.00
12.501 - 13.000	81	23,274,075.15	13.78	653	79.60	5.883	100.00
13.001 - 13.500	161	46,884,406.48	27.76	650	81.22	6.329	100.00
13.501 - 14.000	175	45,102,899.37	26.70	647	83.38	6.813	100.00
14.001 - 14.500	111	28,755,566.54	17.02	640	85.05	7.288	99.31
14.501 - 15.000	41	10,717,515.11	6.34	648	88.10	7.752	100.00
15.001 - 15.500	18	4,312,543.02	2.55	639	87.09	8.287	100.00
15.501 - 16.000	13	2,753,394.87	1.63	653	91.92	8.693	90.34
16.001 - 16.500	4	837,000.00	0.50	618	92.16	9.151	100.00
16.501 - 17.000	1	59,755.00	0.04	644	95.00	9.650	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 13.719%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2.001 - 2.500	1	$148,000.00	0.09%	602	80.00%	6.950%	100.00%
3.001 - 3.500	1	182,750.00	0.11	622	84.61	6.500	100.00
4.501 - 5.000	5	1,661,249.92	0.98	629	88.87	7.439	100.00
5.001 - 5.500	43	9,298,460.96	5.50	646	83.05	6.588	100.00
5.501 - 6.000	556	151,242,251.37	89.53	649	83.07	6.703	99.69
6.001 - 6.500	19	5,632,287.81	3.33	647	78.79	7.171	100.00
6.501 - 7.000	2	755,500.00	0.45	596	84.71	6.545	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Weighted Average: 5.677%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2006-11	3	$543,087.07	0.32%	677	80.00%	6.016%	100.00%
2006-12	2	465,989.17	0.28	680	82.78	6.374	100.00
2007-01	11	2,523,811.96	1.49	632	82.95	6.941	100.00
2007-02	64	19,064,622.57	11.29	659	82.73	6.786	100.00
2007-03	455	123,338,650.95	73.02	647	82.90	6.709	99.62
2007-04	13	3,678,875.00	2.18	646	83.37	6.727	100.00
2007-12	2	356,306.00	0.21	629	80.00	6.215	100.00
2008-01	2	591,000.00	0.35	654	75.98	6.175	100.00
2008-02	5	1,222,100.00	0.72	649	80.62	6.422	100.00
2008-03	68	16,747,557.34	9.91	653	84.39	6.767	100.00
2008-04	2	388,500.00	0.23	663	86.61	6.665	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	33	$8,979,539.84	5.32%	673	85.68%	7.416%	100.00%
7 - 12	28	7,997,184.85	4.73	659	82.78	7.001	100.00
13 – 24	507	137,040,494.38	81.13	647	82.73	6.667	99.66
25 - 36	59	14,903,280.99	8.82	645	83.85	6.626	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM - 2 Yr IO	531	$144,480,835.76	85.53%	647	82.79%	6.699%	99.68%
2/28 ARM - 5 Yr IO	17	5,134,200.96	3.04	681	85.41	7.306	100.00
3/27 ARM - 3 Yr IO	68	16,808,408.34	9.95	653	83.34	6.651	100.00
3/27 ARM - 5 Yr IO	11	2,497,055.00	1.48	645	87.36	7.143	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	555	$149,544,794.96	88.53%	652	83.15%	6.706%	99.69%
A-	23	6,492,844.99	3.84	616	81.12	6.888	100.00
A+	49	12,882,860.11	7.63	622	82.00	6.784	100.00
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%
Total:	627	$168,920,500.06	100.00%	649	82.99%	6.719%	99.73%

ABSC SERIES NC 2005-HE4
SECOND LIEN COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	279	$10,539,359.60	42.08%	646	99.92%	10.613%	100.00%
50,001 - 75,000	122	7,391,179.40	29.51	672	99.79	10.416	100.00
75,001 - 100,000	54	4,617,501.80	18.44	680	99.91	10.329	100.00
100,001 - 125,000	18	1,980,466.00	7.91	701	99.75	10.143	100.00
125,001 - 150,000	4	517,000.00	2.06	707	100.00	10.075	100.00
Total:	477	$25,045,506.80	100.00%	666	99.87%	10.454%	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	279	$10,531,193.36	42.07%	646	99.92%	10.613%	100.00%
50,001 - 75,000	122	7,388,599.87	29.52	672	99.79	10.416	100.00
75,001 - 100,000	54	4,615,656.46	18.44	680	99.91	10.329	100.00
100,001 - 125,000	18	1,980,068.70	7.91	701	99.75	10.143	100.00
125,001 - 150,000	4	517,000.00	2.07	707	100.00	10.075	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
576 - 600	49	$1,885,533.62	7.53%	590	99.79%	11.387%	100.00%
601 - 625	87	3,755,251.39	15.00	612	99.86	10.857	100.00
626 - 650	84	3,838,087.62	15.33	638	99.73	10.608	100.00
651 - 675	102	5,568,903.16	22.25	663	100.00	10.506	100.00
676 - 700	64	4,081,932.32	16.31	688	99.78	10.146	100.00
701 - 725	43	2,880,888.74	11.51	711	100.00	10.022	100.00
726 - 750	29	1,982,563.52	7.92	738	99.79	9.776	100.00
751 - 775	13	744,666.89	2.97	757	99.99	10.352	100.00
776 - 800	5	261,191.13	1.04	782	100.00	9.645	100.00
801 - 825	1	33,500.00	0.13	803	100.00	9.990	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Weighted Average: 666

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
121 - 180	4	$167,901.86	0.67%	674	100.00%	10.775%	100.00%
181 - 240	153	6,003,248.98	23.98	643	99.92	10.773	100.00
301 - 360	320	18,861,367.55	75.35	673	99.85	10.350	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Weighted Average: 330

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	4	$167,901.86	0.67%	674	100.00%	10.775%	100.00%
181 - 348	153	6,003,248.98	23.98	643	99.92	10.773	100.00
349 - 360	320	18,861,367.55	75.35	673	99.85	10.350	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Weighted Average: 328

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	349	$18,120,147.92	72.39%	664	99.85%	10.464%	100.00%
Condo	49	2,483,865.66	9.92	675	99.89	10.434	100.00
PUD - Detached	42	2,003,243.32	8.00	645	99.96	10.636	100.00
2-4 Unit	22	1,753,240.04	7.00	692	100.00	10.255	100.00
PUD - Attached	15	672,021.45	2.68	654	99.67	10.251	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Purchase	380	$20,471,295.03	81.78%	670	99.95%	10.433%	100.00%
Cashout	67	3,206,515.09	12.81	647	99.53	10.580	100.00
Rate/Term	30	1,354,708.27	5.41	640	99.44	10.485	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
90.01 - 100.00	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Weighted Average by Original Balance: 99.87%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	146	$9,978,395.90	39.86%	682	99.79%	10.261%	100.00%
Florida	69	3,128,689.04	12.50	653	99.91	10.725	100.00
Arizona	40	1,490,132.22	5.95	636	99.95	10.133	100.00
New York	16	1,320,713.55	5.28	677	100.00	10.610	100.00
Nevada	23	1,060,228.11	4.24	647	99.83	10.484	100.00
Colorado	17	776,128.60	3.10	645	99.95	10.639	100.00
Minnesota	14	730,378.86	2.92	673	100.00	9.556	100.00
Oregon	17	626,383.15	2.50	642	100.00	10.723	100.00
Michigan	13	620,420.45	2.48	649	99.85	11.076	100.00
New Jersey	10	523,813.27	2.09	670	99.40	11.025	100.00
Other	112	4,777,235.24	19.08	656	99.96	10.660	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Number of States Represented: 41 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Stated	216	$12,500,950.04	49.94%	690	99.92%	10.514%	100.00%
Full	247	11,609,770.35	46.38	639	99.85	10.449	100.00
Limited	14	921,798.00	3.68	674	99.34	9.709	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
8.001 - 8.500	2	$61,700.86	0.25%	618	100.00%	8.250%	100.00%
8.501 - 9.000	14	897,195.17	3.58	718	99.88	8.913	100.00
9.001 - 9.500	36	1,993,739.36	7.96	699	99.91	9.367	100.00
9.501 - 10.000	115	6,295,715.25	25.15	675	99.90	9.859	100.00
10.001 - 10.500	83	4,808,900.79	19.21	684	99.82	10.330	100.00
10.501 - 11.000	95	4,911,929.68	19.62	662	99.89	10.789	100.00
11.001 - 11.500	73	3,376,152.00	13.49	628	99.92	11.230	100.00
11.501 - 12.000	48	2,205,848.85	8.81	624	99.82	11.757	100.00
12.001 - 12.500	9	405,936.43	1.62	618	99.22	12.238	100.00
12.501 - 13.000	2	75,400.00	0.30	605	100.00	12.732	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Weighted Average: 10.454%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	103	$4,634,761.31	18.51%	658	99.89%	10.936%	100.00%
7 - 12	19	1,573,210.49	6.28	678	99.68	10.600	100.00
13 - 24	287	15,360,991.44	61.36	665	99.88	10.369	100.00
25 - 36	68	3,463,555.15	13.84	671	99.89	10.124	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed - 15 Year	4	$167,901.86	0.67%	674	100.00%	10.775%	100.00%
Fixed - 20 Year	153	6,003,248.98	23.98	643	99.92	10.773	100.00
Fixed - 30 Year	320	18,861,367.55	75.35	673	99.85	10.350	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	457	$24,168,396.15	96.55%	667	99.86%	10.445%	100.00%
A+	20	864,122.24	3.45	623	100.00	10.725	100.00
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Second Lien	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%
Total:	477	$25,032,518.39	100.00%	666	99.87%	10.454%	100.00%

ABSC SERIES NC 2005-HE4
GROUP I COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
100,001 - 125,000	284	32,180,598.00	6.24	602	79.63	7.665	97.19
125,001 - 150,000	253	34,850,793.00	6.76	601	78.12	7.421	95.55
150,001 - 175,000	165	26,813,720.00	5.2	596	76.14	7.256	96.31
175,001 - 200,000	156	29,354,628.00	5.69	596	76.99	7.165	96.84
200,001 - 250,000	254	57,123,401.20	11.08	603	77.57	7.144	96.46
250,001 - 300,000	187	51,639,232.00	10.01	610	79.74	7.029	94.62
300,001 - 400,000	297	106,376,885.00	20.62	621	81.79	6.918	95.88
400,001 - 500,000	175	77,568,009.03	15.04	636	82.86	6.865	97.12
500,001 - 600,000	56	30,756,932.00	5.96	660	81.96	6.715	98.21
600,001 - 700,000	14	8,853,950.00	1.72	642	77.56	6.485	100
Total:	2,801	$515,775,966.03	100.00%	617	80.56%	7.26%	96.26%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	303	$11,729,587.99	2.28%	640	95.23%	10.34%	99.15%
50,001 - 75,000	343	21,134,574.03	4.1	616	83.91	8.961	92.88
75,001 - 100,000	314	27,359,783.32	5.31	610	79.84	8.079	95.11
100,001 - 125,000	285	32,286,466.70	6.26	602	79.67	7.662	97.21
125,001 - 150,000	252	34,707,333.04	6.73	601	78.08	7.423	95.53
150,001 - 175,000	165	26,801,054.36	5.2	596	76.14	7.256	96.31
175,001 - 200,000	156	29,336,502.96	5.69	596	76.99	7.165	96.84
200,001 - 250,000	254	57,097,804.83	11.08	603	77.57	7.144	96.46
250,001 - 300,000	188	51,917,779.90	10.07	610	79.72	7.03	94.66
300,001 - 400,000	297	106,430,678.57	20.64	622	81.85	6.915	95.51
400,001 - 500,000	174	77,143,793.65	14.96	635	82.8	6.869	97.62
500,001 - 600,000	56	30,743,142.90	5.96	660	81.96	6.715	98.21
600,001 - 700,000	14	8,848,459.79	1.72	642	77.56	6.485	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
= 500	6	$1,155,141.86	0.22%	500	77.20%	8.19%	100.00%
501 - 525	156	26,025,070.51	5.05	514	72.44	8.333	94.97
526 - 550	222	36,873,526.74	7.15	537	74.08	8.123	96.41
551 - 575	425	77,360,700.67	15.01	563	78.25	7.463	98.38
576 - 600	389	65,719,712.77	12.75	589	79.9	7.176	97
601 - 625	480	87,531,033.30	16.98	612	81.29	7.046	98.93
626 - 650	398	75,020,488.23	14.55	637	80.66	6.916	95.14
651 - 675	316	63,945,837.33	12.4	663	84.47	7.074	94.73
676 - 700	175	38,018,672.51	7.37	687	84.61	7.038	96.04
701 - 725	108	20,292,073.00	3.94	713	85.4	7.164	90.66
726 - 750	73	11,750,979.17	2.28	736	85.03	7.235	97.25
751 - 775	38	8,751,869.79	1.7	763	85.09	6.961	92.01
776 - 800	12	2,676,625.68	0.52	785	83	7.362	68.49
801 - 825	3	415,230.48	0.08	805	85.84	6.602	50.33
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 617

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	4	$263,900.00	0.05%	594	58.54%	7.05%	100.00%
121 - 180	45	4,291,615.96	0.83	605	68.31	6.954	100
181 - 240	176	9,251,484.67	1.79	632	90.14	9.357	100
241 - 300	1	50,400.00	0.01	555	80	7.225	100
301 - 360	2,575	501,679,561.41	97.31	617	80.5	7.226	96.16
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 356

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	49	$4,555,515.96	0.88%	604	67.74%	6.96%	100.00%
181 - 348	177	9,301,884.67	1.8	632	90.08	9.345	100
349 - 360	2,575	501,679,561.41	97.31	617	80.5	7.226	96.16
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 354

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,230	$407,921,422.11	79.13%	615	80.42%	7.24%	97.17%
PUD - Detached	222	45,907,523.56	8.9	614	81.93	7.338	96.57
2-4 Unit	118	25,882,476.39	5.02	646	79.92	7.371	78.55
Condo	164	23,680,521.99	4.59	621	79.82	7.325	98.36
PUD - Attached	66	12,024,167.99	2.33	634	82.75	7.211	98.32
Modular Home	1	120,850.00	0.02	538	83.34	8.95	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	2,691	$496,263,691.05	96.26%	616	80.50%	7.25%	100.00%
Investment Prop	102	17,844,228.55	3.46	647	81.86	7.627	0
Second Home	8	1,429,042.44	0.28	591	84.36	7.778	0
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	1,566	$314,186,721.46	60.94%	601	78.08%	7.18%	96.83%
Purchase	958	156,836,009.86	30.42	653	85.46	7.457	94.97
Rate/Term	277	44,514,230.72	8.63	608	80.77	7.165	96.81
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 50.00	111	$13,610,313.51	2.64%	590	41.31%	7.08%	94.44%
50.01 - 60.00	131	23,100,571.11	4.48	597	55.58	6.918	100
60.01 - 70.00	245	48,347,683.82	9.38	585	66.52	7.115	96.31
70.01 - 80.00	894	195,237,994.44	37.87	622	78.51	6.902	97.02
80.01 - 90.00	811	177,096,286.59	34.35	610	87.42	7.266	94.45
90.01 - 100.00	609	58,144,112.57	11.28	663	97.3	8.761	98.11
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average by Original Balance: 80.56%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	874	$225,705,013.45	43.78%	627	79.60%	6.91%	96.19%
Florida	294	37,648,280.96	7.3	600	80.65	7.699	94.63
New York	120	33,921,853.37	6.58	629	79.96	7.169	97.26
New Jersey	89	19,814,972.92	3.84	606	82.45	7.54	100
Arizona	128	17,048,841.67	3.31	626	83.42	7.335	96.7
Nevada	84	14,582,552.71	2.83	609	80.1	7.454	97.17
Illinois	67	14,234,541.53	2.76	605	80.15	7.459	98.47
Maryland	65	12,699,533.83	2.46	622	81.34	7.245	99.56
Texas	113	11,958,965.07	2.32	602	79.31	7.614	94.44
Washington	61	11,632,144.32	2.26	618	80.72	7.269	96.6
Other	906	116,290,262.21	22.56	604	81.95	7.696	95.35
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Number of States Represented: 49 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,621	$264,322,666.99	51.27%	601	79.91%	7.06%	96.64%
Stated	1,067	222,560,035.82	43.17	637	81.24	7.544	96.06
Limited	113	28,654,259.23	5.56	613	81.15	6.966	94.31
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	12	$4,038,829.39	0.78%	637	80.43%	4.99%	100.00%
5.001 - 5.500	51	13,695,065.55	2.66	652	77.91	5.408	100
5.501 - 6.000	194	52,578,147.30	10.2	642	75.77	5.887	98.24
6.001 - 6.500	370	93,726,954.01	18.18	638	77.63	6.328	97.8
6.501 - 7.000	457	105,473,160.30	20.46	623	80.42	6.809	97.42
7.001 - 7.500	354	74,728,909.00	14.5	610	80.74	7.284	95.43
7.501 - 8.000	329	63,058,387.26	12.23	595	81.55	7.795	92.23
8.001 - 8.500	212	32,776,946.86	6.36	586	82.81	8.29	94.53
8.501 - 9.000	205	30,169,275.08	5.85	568	80.15	8.768	92.72
9.001 - 9.500	129	14,790,054.01	2.87	584	83.53	9.273	94.28
9.501 - 10.000	152	11,250,496.79	2.18	630	91	9.812	100
10.001 - 10.500	97	6,793,400.42	1.32	644	93.58	10.329	95.89
10.501 - 11.000	102	5,800,955.40	1.13	644	94.93	10.783	100
11.001 - 11.500	75	3,496,882.90	0.68	624	99.06	11.234	100
11.501 - 12.000	51	2,678,161.34	0.52	605	92.33	11.744	94.4
12.001 - 12.500	9	405,936.43	0.08	618	99.22	12.238	100
12.501 - 13.000	2	75,400.00	0.01	605	100	12.732	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 7.262%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	915	$99,666,898.59	19.33%	634	79.55%	7.71%	99.19%
11.501 - 12.000	12	4,038,829.39	0.78	637	80.43	4.994	100
12.001 - 12.500	52	13,802,967.92	2.68	651	77.53	5.416	100
12.501 - 13.000	134	37,302,551.17	7.24	643	77.87	5.864	97.52
13.001 - 13.500	259	71,568,200.32	13.88	637	79.7	6.332	97.13
13.501 - 14.000	367	89,443,566.33	17.35	622	81.34	6.819	96.96
14.001 - 14.500	300	67,829,893.04	13.16	612	81.77	7.283	94.97
14.501 - 15.000	273	55,868,242.44	10.84	595	82.04	7.798	92.55
15.001 - 15.500	179	29,209,788.02	5.67	589	84.23	8.289	94.09
15.501 - 16.000	173	27,380,471.97	5.31	560	79.76	8.759	91.98
16.001 - 16.500	78	11,278,332.05	2.19	567	81.6	9.257	92.49
16.501 - 17.000	34	4,739,029.59	0.92	574	80.25	9.75	100
17.001 - 17.500	14	1,984,499.63	0.38	546	78.45	10.326	85.94
17.501 - 18.000	7	958,008.35	0.19	538	67.09	10.867	100
18.001 - 18.500	2	120,730.90	0.02	511	75	11.319	100
18.501 - 19.000	2	344,952.33	0.07	516	52.71	11.709	56.53
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 14.152%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	915	$99,666,898.59	19.33%	634	79.55%	7.71%	99.19%
2.001 - 2.500	2	222,023.67	0.04	612	85	7.734	100
3.001 - 3.500	1	182,750.00	0.04	622	84.61	6.5	100
3.501 - 4.000	1	437,633.83	0.08	558	73	6.9	100
4.501 - 5.000	144	29,245,176.00	5.67	612	80.91	7.196	90.84
5.001 - 5.500	98	20,391,734.70	3.96	616	81.07	6.977	96.12
5.501 - 6.000	1,368	315,115,247.03	61.12	618	81.68	7.041	96.22
6.001 - 6.500	181	35,460,317.22	6.88	591	77.98	7.738	93.86
6.501 - 7.000	82	13,622,827.50	2.64	565	69.29	8.22	93.99
7.001 - 7.500	8	1,107,400.00	0.21	568	59.42	9.759	92.32
8.501 - 9.000	1	84,953.50	0.02	601	20.24	9	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%
Weighted Average: 5.710%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	915	$99,666,898.59	19.33%	634	79.55%	7.71%	99.19%
2006-06	1	116,869.21	0.02	652	80	5.4	100
2006-07	1	172,227.51	0.03	635	80	5.5	100
2006-10	3	371,083.64	0.07	622	81.74	6.913	100
2006-11	3	543,087.07	0.11	677	80	6.016	100
2006-12	17	4,161,577.31	0.81	641	82.22	6.153	97.12
2007-01	76	16,368,940.51	3.18	628	80.04	6.949	84.48
2007-02	474	100,816,280.22	19.56	608	78.57	7.262	93.82
2007-03	1,150	257,704,163.77	49.99	611	81.57	7.175	97.28
2007-04	52	9,590,205.00	1.86	615	79.62	7.195	93.27
2007-09	1	116,148.63	0.02	708	80	5.5	100
2007-12	3	529,292.21	0.1	621	80	6.03	100
2008-01	6	1,892,667.82	0.37	639	74.85	6.046	100
2008-02	20	3,845,952.05	0.75	632	79.24	7.113	80.61
2008-03	76	19,310,477.50	3.75	638	83.81	6.872	93.93
2008-04	3	331,091.00	0.06	602	87.14	8.669	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	598	$105,248,667.90	20.42%	606	81.74%	7.76%	99.12%
7 – 12	101	25,410,611.05	4.93	642	78.56	7.317	92.6
13 – 24	1,604	305,005,543.82	59.16	617	81.66	7.192	94.91
25 – 36	498	79,872,139.27	15.49	626	75.4	6.865	98.81
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,427	$286,264,056.63	55.53%	601	79.81%	7.34%	94.22%
2/28 ARM - 2 Yr IO	343	100,671,536.61	19.53	639	83.03	6.705	100
2/28 ARM - 5 Yr IO	7	2,908,841.00	0.56	680	85.69	7.241	100
3/27 ARM	61	12,758,418.21	2.47	636	79.9	6.883	84.96
3/27 ARM - 3 Yr IO	42	11,652,411.00	2.26	637	84.54	6.744	100
3/27 ARM - 5 Yr IO	6	1,614,800.00	0.31	636	87.23	7.311	100
Fixed - 10 Year	4	263,900.00	0.05	594	58.54	7.051	100
Fixed - 15 Year	45	4,291,615.96	0.83	605	68.31	6.954	100
Fixed - 20 Year	176	9,251,484.67	1.79	632	90.14	9.357	100
Fixed - 25 Year	1	50,400.00	0.01	555	80	7.225	100
Fixed - 30 Year	689	85,809,497.96	16.64	636	79.04	7.576	99.06
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,031	$374,084,076.54	72.56%	633	82.24%	7.12%	96.38%
A-	186	36,032,702.54	6.99	571	77.73	7.637	98.4
A+	303	60,681,818.69	11.77	590	78.61	7.274	95.59
B	166	27,670,804.71	5.37	565	74.44	7.976	93.82
C	99	14,760,767.96	2.86	560	67.06	8.166	95.35
C-	16	2,306,791.60	0.45	563	62.73	9.409	96.32
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,324	$490,504,443.65	95.14%	615	79.57%	7.10%	96.07%
Second Lien	477	25,032,518.39	4.86	666	99.87	10.454	100
Total:	2,801	$515,536,962.04	100.00%	617	80.56%	7.26%	96.26%

ABSC SERIES NC 2005-HE4
GROUP II COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	15	$749,875.00	0.17%	556	61.04%	8.45%	100.00%
50,001 - 75,000	200	12,858,151.00	2.85	590	79.06	8.067	89.16
75,001 - 100,000	305	26,994,580.00	5.98	604	77.24	7.595	92.61
100,001 - 125,000	341	38,532,151.00	8.54	604	78.73	7.438	94.17
125,001 - 150,000	309	42,498,641.00	9.42	604	78.78	7.486	93.13
150,001 - 175,000	273	44,360,389.00	9.83	612	78.27	7.254	93.78
175,001 - 200,000	236	44,523,560.40	9.87	618	77.16	7.163	92.01
200,001 - 250,000	376	83,759,827.60	18.56	618	77.83	7.113	95.6
250,001 - 300,000	252	69,282,359.69	15.36	628	80.82	6.982	94.71
300,001 - 400,000	224	74,704,751.00	16.56	626	81.85	6.981	95.52
400,001 - 500,000	23	10,180,373.00	2.26	643	83.41	7.275	78.11
500,001 - 600,000	4	2,153,210.00	0.48	640	83.81	6.887	75.38
600,001 - 700,000	1	605,000.00	0.13	614	50.42	7.48	100
Total:	2,559	$451,202,868.69	100.00%	616	79.19%	7.21%	93.72%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
25,001 - 50,000	15	$749,191.85	0.17%	556	61.04%	8.45%	100.00%
50,001 - 75,000	203	13,079,507.25	2.9	590	78.68	8.053	89.35
75,001 - 100,000	302	26,757,031.63	5.93	604	77.41	7.598	92.54
100,001 - 125,000	341	38,516,115.95	8.54	604	78.73	7.438	94.17
125,001 - 150,000	309	42,488,405.18	9.42	604	78.78	7.486	93.13
150,001 - 175,000	273	44,348,156.03	9.83	612	78.27	7.254	93.78
175,001 - 200,000	236	44,513,005.24	9.87	618	77.16	7.163	92.01
200,001 - 250,000	376	83,736,821.57	18.56	618	77.83	7.113	95.6
250,001 - 300,000	252	69,259,438.53	15.35	628	80.82	6.982	94.71
300,001 - 400,000	224	74,676,997.15	16.56	626	81.85	6.981	95.52
400,001 - 500,000	23	10,176,701.95	2.26	643	83.41	7.275	78.11
500,001 - 600,000	4	2,151,816.57	0.48	640	83.81	6.887	75.38
600,001 - 700,000	1	604,549.20	0.13	614	50.42	7.48	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
= 500	9	$1,377,048.77	0.31%	500	75.74%	9.11%	90.60%
501 - 525	233	35,756,877.47	7.93	514	73.42	8.611	97.14
526 - 550	291	45,770,912.54	10.15	537	75.33	8.054	99.54
551 - 575	229	38,376,520.53	8.51	561	78.73	7.536	95.3
576 - 600	335	56,909,330.17	12.62	588	78.3	7.244	96.55
601 - 625	371	63,736,933.43	14.13	613	79.87	6.955	93.7
626 - 650	382	70,214,789.09	15.57	638	81.43	6.963	92.93
651 - 675	336	65,068,269.20	14.43	662	81.29	6.778	91.47
676 - 700	183	35,619,209.65	7.9	686	80.8	6.614	89.53
701 - 725	97	19,302,549.11	4.28	713	80.12	6.699	87.94
726 - 750	51	10,410,525.64	2.31	739	84.24	6.659	83.26
751 - 775	32	6,776,293.03	1.5	761	78.93	6.664	88.02
776 - 800	8	1,479,579.47	0.33	786	73.89	6.143	96.48
801 - 825	2	258,900.00	0.06	812	83.51	6.588	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 616

ORIGINAL TERM

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 120	4	$268,800.00	0.06%	578	67.23%	7.17%	100.00%
121 - 180	34	3,309,779.88	0.73	591	65.72	7.433	100
181 - 240	33	3,732,006.30	0.83	637	76.85	6.855	100
241 - 300	4	526,694.97	0.12	659	77.37	6.659	100
301 - 360	2,484	443,220,456.95	98.26	616	79.32	7.216	93.61
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 357

REMAINING MONTHS TO MATURITY OF THE LOANS

Remaining Months	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 180	38	$3,578,579.88	0.79%	590	65.83%	7.41%	100.00%
181 - 348	37	4,258,701.27	0.94	639	76.92	6.831	100
349 - 360	2,484	443,220,456.95	98.26	616	79.32	7.216	93.61
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 355

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	1,943	$324,928,103.96	72.04%	612	78.64%	7.22%	95.35%
2-4 Unit	172	46,525,492.71	10.31	641	81.05	7.309	79.25
PUD - Detached	233	43,861,049.16	9.72	608	81.52	7.296	94.82
Condo	159	26,276,919.39	5.83	638	78.66	6.952	97
PUD - Attached	52	9,466,172.88	2.1	634	79.69	6.864	94.61
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary	2,391	$422,734,090.69	93.72%	614	78.85%	7.18%	100.00%
Investment Prop	155	25,763,767.49	5.71	652	84.22	7.665	0
Second Home	13	2,559,879.92	0.57	605	84.03	8.143	0
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Cashout	1,396	$250,978,224.73	55.64%	596	76.49%	7.25%	95.43%
Purchase	882	160,333,015.39	35.55	650	82.94	7.141	90.14
Rate/Term	281	39,746,497.98	8.81	608	81.12	7.304	97.35
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 50.00	105	$14,183,710.32	3.14%	594	40.72%	7.05%	96.81%
50.01 - 60.00	97	16,029,408.70	3.55	599	55.42	7.069	96.84
60.01 - 70.00	279	48,701,920.91	10.8	590	66.79	7.207	95.72
70.01 - 80.00	1,128	203,394,090.50	45.09	626	78.71	7.001	96.85
80.01 - 90.00	793	140,425,754.96	31.13	610	87.52	7.477	87.8
90.01 - 100.00	157	28,322,852.71	6.28	650	95.38	7.615	93.86
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average by Original Balance: 79.19%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
California	617	$141,467,551.97	31.36%	625	76.22%	6.83%	94.95%
Florida	308	48,450,358.55	10.74	613	80.53	7.366	88.81
New York	111	28,445,528.72	6.31	611	76.2	7.195	100
Texas	178	21,021,465.54	4.66	592	81.31	7.744	96.57
New Jersey	104	20,566,915.09	4.56	614	80.46	7.37	96.62
Arizona	114	17,664,799.30	3.92	614	82.8	7.176	94.54
Massachusetts	62	14,337,505.49	3.18	622	79.03	7.284	94.61
Illinois	76	13,426,253.03	2.98	628	83.52	7.321	94.46
Maryland	61	11,169,726.57	2.48	595	76.31	7.353	97.33
Nevada	51	10,339,547.85	2.29	624	77.93	7.123	90.25
Washington	57	9,986,658.17	2.21	628	83.54	6.93	90.74
Other	820	114,181,427.82	25.31	612	81.39	7.51	91.56
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Number of States Represented: 47 and The District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full	1,450	$230,274,532.69	51.05%	603	78.85%	7.00%	94.09%
Stated	1,018	202,886,177.97	44.98	632	79.38	7.468	93.43
Limited	91	17,897,027.44	3.97	611	81.37	7.129	92.32
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
<= 5.000	13	$2,945,401.76	0.65%	680	70.42%	4.99%	100.00%
5.001 - 5.500	45	8,688,062.32	1.93	678	75.74	5.367	100
5.501 - 6.000	243	50,322,416.07	11.16	652	76.27	5.887	97.59
6.001 - 6.500	373	72,372,978.49	16.05	640	77.09	6.31	97.77
6.501 - 7.000	515	94,057,719.33	20.85	628	78.54	6.804	96.36
7.001 - 7.500	389	69,974,480.31	15.51	623	81.17	7.297	91.82
7.501 - 8.000	351	61,462,813.44	13.63	598	82.14	7.788	87.57
8.001 - 8.500	223	33,531,963.02	7.43	584	80.64	8.286	88.34
8.501 - 9.000	206	30,060,454.38	6.66	562	81.86	8.768	92.28
9.001 - 9.500	87	12,354,529.60	2.74	559	79.81	9.252	89.19
9.501 - 10.000	63	8,514,800.87	1.89	546	78.02	9.802	91.68
10.001 - 10.500	30	4,252,025.30	0.94	532	73.02	10.263	89.89
10.501 - 11.000	16	1,947,964.99	0.43	557	79.28	10.731	100
11.001 - 11.500	1	225,000.00	0.05	500	75	11.15	100
11.501 - 12.000	2	196,628.22	0.04	516	70	11.733	100
12.001 - 12.500	2	150,500.00	0.03	512	70	12.2	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 7.214%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	507	$77,655,661.36	17.22%	619	74.67%	6.97%	99.52%
11.501 - 12.000	15	3,250,169.77	0.72	674	72.04	5.087	100
12.001 - 12.500	46	8,840,862.32	1.96	677	75.82	5.381	100
12.501 - 13.000	171	34,695,292.99	7.69	657	77.74	5.871	96.5
13.001 - 13.500	271	54,613,241.24	12.11	641	78.88	6.318	97.04
13.501 - 14.000	416	79,293,981.89	17.58	628	79.21	6.809	95.69
14.001 - 14.500	308	58,309,003.80	12.93	625	82.53	7.301	90.28
14.501 - 15.000	295	53,797,609.87	11.93	597	82.15	7.794	85.8
15.001 - 15.500	193	30,718,360.14	6.81	585	81.37	8.295	88.09
15.501 - 16.000	172	26,292,894.24	5.83	564	82.66	8.762	91.18
16.001 - 16.500	72	10,725,387.60	2.38	563	80	9.25	87.55
16.501 - 17.000	49	6,833,869.37	1.52	541	77.18	9.81	90.55
17.001 - 17.500	26	3,954,310.30	0.88	532	72.37	10.268	89.13
17.501 - 18.000	13	1,504,964.99	0.33	520	75.03	10.731	100
18.001 - 18.500	1	225,000.00	0.05	500	75	11.15	100
18.501 - 19.000	2	196,628.22	0.04	516	70	11.733	100
19.001 - 19.500	2	150,500.00	0.03	512	70	12.2	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 14.259%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	507	$77,655,661.36	17.22%	619	74.67%	6.97%	99.52%
4.501 - 5.000	158	30,693,284.54	6.8	615	80.77	7.124	93.26
5.001 - 5.500	75	13,921,722.55	3.09	630	80.59	6.947	89.14
5.501 - 6.000	1,543	281,975,212.90	62.51	623	81.09	7.151	91.88
6.001 - 6.500	169	29,428,228.55	6.52	575	77.17	7.86	97.18
6.501 - 7.000	94	15,521,276.49	3.44	556	68.83	8.516	95.86
7.001 - 7.500	13	1,862,351.71	0.41	574	62.29	9.299	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Weighted Average: 5.677%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate Loans	507	$77,655,661.36	17.22%	619	74.67%	6.97%	99.52%
2006-12	10	2,595,560.89	0.58	675	85.32	6.361	72.88
2007-01	19	3,968,446.22	0.88	645	81.65	6.189	100
2007-02	312	57,571,033.23	12.76	620	78.62	7.373	90.42
2007-03	1,499	272,836,687.70	60.49	612	80.18	7.293	93.74
2007-04	93	15,179,936.00	3.37	615	84.1	7.308	92.22
2008-01	4	598,620.94	0.13	639	74.96	5.984	100
2008-02	18	2,631,656.42	0.58	624	75.85	6.766	70.75
2008-03	96	17,756,635.34	3.94	648	80.54	6.948	84.84
2008-04	1	263,500.00	0.06	688	85	5.45	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	656	$116,260,234.59	25.78%	607	80.13%	7.67%	98.79%
7 - 12	93	19,852,662.99	4.4	632	76.61	6.833	95.83
13 - 24	1,331	241,328,802.59	53.5	618	80	7.118	90.32
25 - 36	479	73,616,037.93	16.32	623	75.75	6.915	96.31
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,735	$306,117,004.93	67.87%	607	79.81%	7.37%	92.15%
2/28 ARM - 2 Yr IO	188	43,809,299.15	9.71	665	82.23	6.685	98.94
2/28 ARM - 5 Yr IO	10	2,225,359.96	0.49	681	85.04	7.39	100
3/27 ARM	88	15,212,160.36	3.37	629	79.15	7.031	77.25
3/27 ARM - 3 Yr IO	26	5,155,997.34	1.14	690	80.62	6.442	100
3/27 ARM - 5 Yr IO	5	882,255.00	0.2	660	87.61	6.835	100
Fixed - 10 Year	4	268,800.00	0.06	578	67.23	7.165	100
Fixed - 15 Year	34	3,309,779.88	0.73	591	65.72	7.433	100
Fixed - 20 Year	33	3,732,006.30	0.83	637	76.85	6.855	100
Fixed - 25 Year	4	526,694.97	0.12	659	77.37	6.659	100
Fixed - 30 Year	432	69,818,380.21	15.48	619	74.98	6.958	99.47
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	1,842	$333,816,223.87	74.01%	633	80.73%	7.02%	93.18%
A+	261	46,167,974.32	10.24	587	78.2	7.371	91.83
A-	192	29,581,905.28	6.56	564	75.04	7.776	97.79
B	136	22,467,334.30	4.98	556	73.95	8.017	96.16
C	116	17,361,448.62	3.85	553	68.17	8.366	98.38
C-	12	1,662,851.71	0.37	576	57.13	9.731	100
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%
Total:	2,559	$451,057,738.10	100.00%	616	79.19%	7.21%	93.72%